EXHIBIT 99.2

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
2ND QUARTER 2004

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

COLONIAL PROPERTIES TRUST

TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	8
	Dividend Summary/Shares & Units	9
	Segment Data Summary (Divisional NOI)	9
	Segment Data & Reconciliation (Divisional NOI)	10
	Divisional NOI Breakout: By Sector & Market	13
	EBITDA Reconciliation	14
	Supplemental Data	14
	Coverage Ratios	15
	Investment Activities	16
	Capital Expenditures, Tenant Improvements & Leasing Commissions	17
	Debt Summary/Total Market Capitalization	18
	Current Development Pipeline	19
	Property Acquisition & Disposition Detail	20
	Unconsolidated Partnerships Summary	21
3.	Equity Issues: Common & Preferred	22
4.	Debt Summary	26
5.	Multifamily Division Summary
	Divisional NOI	29
	Operational Statistics	30
	Occupancy Schedule	32
6.	Office Division Summary
	Divisional NOI	36
	Operational Statistics	37
	Lease Expiration/Tenant Concentration	37
	Leasing Execution	39
	Occupancy Schedule	40
7.	Retail Division Summary
	Divisional NOI	43
	Operational Statistics	44
	Tenant Performance	46
	Capex/Lease Expiration/Tenant Concentration	47
	Leasing Execution	48
	Occupancy Schedule	50
8.	Market Demographics	53
9.	Glossary of Terms	54

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

     COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:
- Diversified Property Portfolio
- Investment in High Growth Sunbelt Cities
- Operating Excellence
- Mixed Use Investment
- Acquisitions/Development/Dispositions
- Balance Sheet Management

     CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Sandra Lee Robertson
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	205-250-8788	205-250-8890 — fax
205-250-8700	800-645-3917	205-986-6888 — direct fax
205-250-8890 — fax	lrobertson@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Brandi Singleton
205-250-8724
bsingleton@colonialprop.com

TRANSFER AGENT
Equiserve Trust Company	The Company’s Transfer Agent manages share certificate
P.O. Box 43010	transactions for including transfers, sales, dividend reinvestment
Boston, MA 02940-3010	and optional cash investment transactions.
Investor Relations: 800-730-6001
www.equiserve.com

EQUITY RESEARCH COVERAGE

Bear Stearns Citigroup Smith Barney Green Street Advisors Legg Mason Maxcor REIT Research Merrill Lynch Standard & Poor’s Research Wachovia Securities	Ross Smotrich / Amy Young Jon Litt John Arabia / Michael Knott Rod Petrick / Tamara Fique Rich Anderson Steve Sakwa / John Stewart Raymond Mathis Steve Swett	212-272-8046 / 212-272-3523 212-816-0231 949-640-8780 410-454-4131 / 410-454-5873 646-346-7077 212-449-0335 / 212-449-1920 212-438-9558 212-909-0954

GUIDANCE

	FYE 2004 Range		3Q04 Range
Fully Diluted Earnings per Share	$1.43	$1.51	$0.23	$0.25
Plus: Real Estate Depreciation & Amortization	2.45	2.45	0.65	0.65
Less: Gain on Sale of Assets	(0.30)	(0.30)	(0.02)	(0.02)

Fully Diluted Funds from Operations per Share	$3.58	$3.66	$0.86	$0.88

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

BALANCE SHEET
($ in 000s)

	As of	As of
	6/30/2004	12/31/2003
ASSETS
Real Estate Investments
Operating Properties	$2,662,134	$2,378,835
Undeveloped Land & Construction in Progress	113,824	114,262

Total Real Estate, before Depreciation	2,775,958	2,493,097
Less: Accumulated Depreciation	(457,842)	(419,827)
Real estate assets held for sale, net	15,354	11,691

Net Real Estate Assets	2,333,470	2,084,961
Cash and Equivalents	35,617	8,070
Restricted Cash	2,024	1,879
Accounts Receivable, net	9,313	10,262
Notes Receivable	4,166	2,504
Prepaid Expenses	5,738	6,587
Deferred Debt and Lease Costs	32,204	25,832
Investment in Unconsolidated Subsidiaries	54,383	37,496
Other Assets	31,804	17,336

Total Assets	$2,508,719	$2,194,927

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$—	$205,935
Notes and Mortgages Payable	1,564,609	1,050,145
Mortgages Payable related to real estate held for sale	3,400	11,785

Total Long-Term Liabilities	1,568,009	1,267,865
Other Liabilities	67,156	55,275

Total Liabilities	1,635,165	1,323,140
MINORITY INTEREST & EQUITY
Minority Interest	1,575	—
Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	596,979	596,787

Total Equity, including Minority Interest	873,554	871,787

Total Liabilities and Equity	$2,508,719	$2,194,927

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	6/30/2004	12/31/2003
Basic
Shares	27,191	26,395
Operating Partnership Units (OP Units)	10,345	10,361

Total Shares & OP Units	37,536	36,756
Dilutive Common Share Equivalents	336	266

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

CONSOLIDATED STATEMENTS OF INCOME
($ in 000s, except per share data)

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Revenue
Minimum Rent	$71,896	$64,575	11.3%	$140,991	$128,558	9.7%
Percentage Rent	641	601	6.7%	1,321	1,169	13.0%
Tenant Recoveries	9,512	10,077	-5.6%	19,158	20,121	-4.8%
Other Property Related Revenue	5,282	6,471	-18.4%	9,798	11,570	-15.3%
Other Non-Property Related Revenue	1,380	1,608	-14.2%	2,676	2,707	-1.1%

Total Revenue	88,711	83,332	6.5%	173,944	164,125	6.0%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,323	5,872	7.7%	12,400	11,596	6.9%
Salaries and Benefits	4,348	3,814	14.0%	8,356	7,407	12.8%
Repairs and Maintenance	9,501	8,733	8.8%	17,902	16,873	6.1%
Taxes, Licenses, and Insurance	8,109	7,726	5.0%	16,301	15,502	5.2%

Total Property Operating Expenses	28,281	26,145	8.2%	54,959	51,378	7.0%
General and Administrative	5,678	5,262	7.9%	11,217	10,065	11.4%
Depreciation	21,649	19,862	9.0%	42,415	39,104	8.5%
Amortization	2,706	1,898	42.6%	5,261	3,857	36.4%

Total Operating Expenses	58,314	53,167	9.7%	113,852	104,404	9.0%

Income from Operations	30,397	30,165	0.8%	60,092	59,721	0.6%
Other Income (Expense)
Interest Expense	(18,320)	(16,929)	8.2%	(34,628)	(33,232)	4.2%
Income from Investments	312	1	31100.0%	561	83	575.9%
Gain (Loss) on Hedging Activities	160	(79)	-302.5%	80	(316)	-125.3%
Gain on Sale of Property	1,117	2,324	-51.9%	2,119	2,355	-10.0%
Other	(87)	167	-152.1%	(107)	349	-130.7%

Total Other Expense	(16,818)	(14,516)	15.9%	(31,975)	(30,761)	3.9%

Income before Minority Interest & Discontinued Operations	13,579	15,649	-13.2%	28,117	28,960	-2.9%
Minority Interest
Minority Interest of limited partners	(10)	—	(10)	—
Minority Interest in CRLP — Preferred	(1,813)	(2,218)	-18.3%	(3,868)	(4,438)	-12.8%
Minority Interest in CRLP — Common	(2,270)	(1,504)	50.9%	(4,743)	(3,818)	24.2%

Total Minority Interest	(4,093)	(3,722)	10.0%	(8,621)	(8,256)	4.4%

Income from Continuing Operations	9,486	11,927	-20.5%	19,496	20,704	-5.8%
Discontinued Operations
Income from Discontinued Operations	352	481	-26.8%	765	1,275	-40.0%
Gain (Loss) on Disposal of Discontinued Operations	491	(47)	-1144.7%	9,882	9,579	3.2%
Minority Interest in Discontinued Operations	(193)	(130)	48.5%	(2,922)	(3,327)	-12.2%

Income from Discontinued Operations	650	304	113.8%	7,725	7,527	2.6%

Net Income	10,136	12,231	-17.1%	27,221	28,231	-3.6%

Dividends to Preferred Shareholders	(3,695)	(3,973)	-7.0%	(7,391)	(7,863)	-6.0%
Preferred Share Issuance Costs	—	(4,451)	-100.0%	—	(4,451)	-100.0%

Net Income Available to Common Shareholders	$6,441	$3,807	69.2%	$19,830	$15,917	24.6%

Earnings per Share — Basic
Continuing Operations	$0.21	$0.15	40.0%	$0.45	$0.35	28.6%
Discontinued Operations	0.02	0.01	100.0%	0.29	0.32	-9.4%

EPS — Basic	$0.24	$0.16	50.0%	$0.74	$0.67	10.4%

Earnings per Share — Diluted
Continuing Operations	$0.21	$0.14	50.0%	$0.44	$0.35	25.7%
Discontinued Operations	0.02	0.01	100.0%	0.28	0.31	-9.7%

EPS — Diluted	$0.24	$0.15	60.0%	$0.73	$0.66	10.6%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Net Income Available to Common Shareholders	$6,441	$3,807	69.2%	$19,830	$15,917	24.6%
Minority Interest in CRLP (Operating Ptr Unitholders)	2,463	1,634	50.7%	7,665	7,145	7.3%

Total	8,904	5,441	63.6%	27,495	23,062	19.2%
Adjustments — Consolidated Properties
Depreciation — Real Estate	21,554	19,806	8.8%	42,282	39,187	7.9%
Amortization — Real Estate	1,797	1,018	76.5%	3,196	2,143	49.1%
Remove: Gain/(Loss) on Sale of Property	(811)	(2,277)	-64.4%	(11,204)	(11,934)	-6.1%
Include: Gain/(Loss) on Sale of Undepreciated Property	1,115	2,004	-44.4%	2,123	2,155	-1.5%

Total Adjustments — Consolidated	23,655	20,551	15.1%	36,397	31,551	15.4%
Adjustments — Unconsolidated Properties
Depreciation — Real Estate	918	942	-2.5%	1,959	1,882	4.1%
Amortization — Real Estate	20	23	-13.0%	36	55	-34.5%
Remove: Gain/(Loss) on Sale of Property	(799)	(3)	26533.3%	(799)	(3)	26533.3%
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—

Total Adjustments — Unconsolidated	139	962	-85.6%	1,196	1,934	-38.2%

Funds from Operations	$32,698	$26,954	21.3%	$65,088	$56,547	15.1%

FFO per Share
Basic	$0.87	$0.78	12.5%	$1.75	$1.65	5.9%
Diluted	$0.87	$0.77	12.4%	$1.73	$1.64	5.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Basic
Shares	27,089	24,312	11.4%	26,880	23,777	13.0%
Operating Partnership Units (OP Units)	10,358	10,420	-0.6%	10,360	10,497	-1.3%

Total Shares & OP Units	37,447	34,732	7.8%	37,239	34,274	8.7%
Dilutive Common Share Equivalents	293	250	17.3%	336	204	64.7%
Diluted
Shares	27,382	24,562	11.5%	27,216	23,981	13.5%
Total Shares & OP Units	37,740	34,982	7.9%	37,575	34,478	9.0%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

SECOND QUARTER SEGMENT DATA & RECONCILATION

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	15,406	14,762	4.4%	30,320	29,418	3.1%
Office	15,653	18,161	-13.8%	31,316	33,984	-7.9%
Retail	24,832	24,307	2.2%	50,404	49,808	1.2%

Total Same-Property	55,891	57,230	-2.3%	112,040	113,210	-1.0%
Less: Unconsolidated Assets	(1,737)	(1,769)		(3,639)	(3,577)

Same-Property NOI, Consolidated	54,154	55,461		108,401	109,633

Divisional Non Same-Property NOI
Multifamily	2,316	400		3,577	1,069
Office	1,616	(7)		2,954	53
Retail	1,914	1,265		3,540	2,978

Total Non-Same Property	5,846	1,658		10,071	4,100
Less: Unconsolidated Assets	(417)	(442)		(713)	(903)

Non Same-Property NOI, Consolidated	5,429	1,216		9,358	3,197

Divisional Total NOI
Multifamily	17,722	15,162	16.9%	33,897	30,487	11.2%
Office	17,269	18,154	-4.9%	34,270	34,037	0.7%
Retail	26,746	25,572	4.6%	53,944	52,786	2.2%

Total Divisional NOI	61,737	58,888	4.8%	122,111	117,310	4.1%
Less: NOI, Unconsolidated	(2,154)	(2,211)		(4,352)	(4,480)
Less: Discontinued Operations	(530)	(1,041)		(1,331)	(2,576)
Unallocated Corporate Rev	1,380	1,588		2,676	2,571
Other Expense	(3)	(37)		(119)	(78)
General & Administrative Expenses	(5,678)	(5,262)		(11,217)	(10,065)
Depreciation	(21,649)	(19,862)		(42,415)	(39,104)
Amortization	(2,706)	(1,898)		(5,261)	(3,857)

Income from Operations, restated for additional discontinued operations	30,397	30,165		60,092	59,721
Total Other Income (Expense)	(16,818)	(14,516)		(31,975)	(30,761)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	13,579	15,649		28,117	28,960

Add: Discontinued Operations Income, post 2Q 2003	—	434		—	981

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	13,579	16,083		28,117	29,941

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441			$19,830
Earnings per Share
- Basic	$0.52	$0.16	$0.26	$0.37	$1.30	$0.50	$0.24			$0.74
growth	-13.1%	-84.2%	-51.5%	-23.8%	-50.4%	-3.5%	48.6%			8.8%
- Diluted	$0.52	$0.16	$0.26	$0.37	$1.29	$0.50	$0.24			$0.73
growth	-13.8%	-84.0%	-51.1%	-23.4%	-50.0%	-4.8%	47.0%			7.4%
FUNDS FROM OPERATIONS RECONCILIATION
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441			$19,830
Minority Int. in CRLP (Cont & Disc)	5,512	1,634	2,729	3,770	13,645	5,202	2,463			7,665

Total	17,621	5,441	9,539	13,573	46,174	18,591	8,904			27,495
Adjustments — Consolidated
Depreciation — Real Estate	19,381	19,807	19,597	20,221	79,006	20,728	21,554			42,282
Amortization — Real Estate	1,125	1,018	1,035	1,188	4,367	1,399	1,797			3,196
Extraordinary (Income)/Loss	—	—	—		—	—	—			—
’-’:(Gain)/Loss-Sale of Prop	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)	(811)			(11,204)
’+’:Gain/(Loss)-UndeprecProp	151	2,004	3,836	2,050	8,040	1,008	1,115			2,123

Total Adjustments — Cons.	11,001	20,552	19,976	21,423	72,951	12,742	23,655			36,397
Adjustments — Unconsolidated
Depreciation — Real Estate	940	939	963	1,000	3,844	1,041	918			1,958
Amortization — Real Estate	32	23	14	15	83	16	20			36
Extraordinary (Income)/Loss	—	—	—	—	—	—	—			—
’-’:(Gain)/Loss-Sale of Prop	—	—	—	—	—	—	(799)			(799)
’+’:Gain/(Loss)-UndeprecProp	—	—	—	—	—	—	—			—

Total Adjustments — Uncons.	972	962	978	1,015	3,927	1,057	139			1,196

Funds from Operations	$29,594	$26,955	$30,492	$36,011	$123,052	$32,390	$32,698			$65,087

FFO Per Share
- Basic	$0.88	$0.78	$0.84	$0.98	$3.47	$0.87	$0.87			$1.75
growth	-2.7%	-15.4%	-10.8%	-9.9%	-9.7%	-0.1%	12.5%			5.8%
- Diluted	$0.87	$0.77	$0.83	$0.97	$3.45	$0.87	$0.87			$1.73
growth	-2.6%	-15.2%	-10.7%	-10.3%	-9.6%	-0.6%	12.4%			5.5%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of RealEstate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Price per Share (End of Period)	$33.08	$35.19	$36.03	$39.60		$40.80	$38.53
Dividend Per Share	$0.665	$0.665	$0.665	$0.665	$2.660	$0.67	$0.67			$1.34
Dividend Yield (End of Period)	8.0%	7.6%	7.4%	6.7%		6.6%	7.0%
Payout
Dividend/EPS — Diluted	127.9%	415.6%	255.8%	179.7%	206.2%	135.3%	284.8%			183.6%
Dividend/FFO — Diluted	76.4%	86.3%	80.0%	68.4%	77.1%	77.4%	77.3%			77.4%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS

Shares
Basic — Weighted Avg	23,236	24,312	26,002	26,267	24,965	26,670	27,089	26,880
Diluted — Weighted Avg	23,405	24,562	26,275	26,666	25,232	27,045	27,382	27,216
Outstanding (End of Period)	23,529	25,882	26,116	26,395		26,933	27,191
Units
Weighted Avg	10,576	10,420	10,420	10,390		10,361	10,358	10,360
Outstanding (End of Period)	10,420	10,420	10,420	10,361		10,361	10,345
Shares & Units
Basic — Weighted Avg	33,812	34,732	36,421	36,657	35,416	37,031	37,447	37,239
Diluted — Weighted Avg	33,981	34,982	36,695	37,055	35,682	37,406	37,740	37,575
Outstanding (End of Period)	33,949	36,302	36,535	36,756		37,294	37,536

SEGMENT DATA SUMMARY *(1)

Same-Property Portfolio *(2)
Divisional Revenues	81,450	83,600	81,758	86,586	333,394	81,902	82,286	164,188
Divisional Expenses	25,470	26,369	26,784	25,972	104,595	25,754	26,395	52,149

Divisional NOI	55,981	57,231	54,974	60,614	228,799	56,149	55,891	112,040

Divisional NOI Margin	68.7%	68.5%	67.2%	70.0%	68.6%	68.6%	67.9%	68.2%
growth *(3)	-2.4%	-4.8%	-4.6%	0.0%	-2.9%	0.3%	-2.3%	-1.0%
Same-Property without Terminations
Lease Terminations	(636)	(2,412)	(261)	(193)	(3,503)	(491)	(639)	(1,130)

Divisional NOI w/o Term.	55,344	54,820	54,713	60,420	225,297	55,657	55,252	110,909

growth w/o terminations	-2.9%	-4.0%	-1.6%	1.2%	-1.8%	0.6%	0.8%	0.7%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(1,811)	(1,769)	(1,727)	(2,207)	(7,514)	(1,903)	(1,737)	(3,640)

Divisional NOI — Consolidated	54,170	55,462	53,247	58,407	221,285	54,246	54,154	108,400

growth — consolidated properties						0.1%	-2.4%	-1.1%
Total Portfolio
Divisional Revenues	85,911	87,162	85,258	90,875	349,206	89,120	91,934	181,054
Divisional Expenses	27,489	28,274	28,503	28,060	112,326	28,746	30,197	58,942

Divisional NOI	58,422	58,888	56,755	62,815	236,880	60,375	61,737	122,112

Divisional NOI Margin	68.0%	67.6%	66.6%	69.1%	67.8%	67.7%	67.2%	67.4%
growth	5.7%	5.9%	-2.1%	-1.2%	1.9%	3.3%	4.8%	4.1%

Notes:

(1) See Segment Data and Reconciliation beginning on page 10.

(2) The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3) The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Revenues
Divisional Same-Property Revenues
Multifamily	23,181	23,786	24,186	24,116	95,270	24,083	24,575			48,658
Office	22,322	24,833	22,381	22,500	92,036	22,129	22,013			44,142
Retail	35,947	34,981	35,191	39,969	146,088	35,691	35,698			71,388

Total Same-Property	81,450	83,600	81,758	86,586	333,394	81,902	82,286			164,188
Less: Unconsolidated	(2,971)	(2,985)	(2,998)	(3,492)	(12,446)	(3,114)	(2,980)			(6,094)

Same-Prop Rev, Cons.	78,479	80,615	78,760	83,094	320,948	78,788	79,306			158,094

Divisional Non Same-Property Revenues
Multifamily	1,224	803	816	837	3,680	2,466	4,141			6,607
Office	347	291	304	474	1,416	1,888	2,174			4,061
Retail	2,889	2,469	2,380	2,978	10,716	2,865	3,333			6,198

Total Non-Same Property	4,461	3,562	3,500	4,289	15,812	7,218	9,648			16,865

Less: Unconsolidated	(956)	(942)	(948)	(950)	(3,796)	(949)	(947)			(1,896)

Non Same-Prop Rev, Consolidated	3,505	2,620	2,552	3,339	12,016	6,269	8,701			14,969

Divisional Total Revenues
Multifamily	24,406	24,589	25,002	24,953	98,949	26,548	28,716			55,264
Office	22,669	25,124	22,685	22,975	93,452	24,016	24,187			48,204
Retail	38,836	37,450	37,571	42,947	156,805	38,556	39,030			77,586

Total Divisional Revenues	85,911	87,162	85,258	90,875	349,206	89,120	91,934			181,054
Less: Unconsolidated Revenues	(3,927)	(3,927)	(3,946)	(4,442)	(16,242)	(4,063)	(3,927)			(7,990)
Discontinued Operations	(2,174)	(1,497)	(1,357)	(1,330)	(6,358)	(1,134)	(746)			(1,880)
Unallocated Corporate Rev	982	1,594	1,241	812	4,629	1,305	1,450			2,755

Cons. Rev, adj -’04 Disc Ops	80,792	83,332	81,196	85,915	331,235	85,228	88,711			173,939

Add: Add’l Disc Ops Rev, post filing	1,467	1,473	1,287	725	4,952	420	—			420

Total Consol. Rev, per 10-Q / K	82,259	84,805	82,483	86,640	336,187	85,648	88,711			174,359

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Expenses
Divisional Same-Property Expenses
Multifamily	8,525	9,023	9,306	8,501	35,355	9,169	9,169			18,338
Office	6,499	6,672	6,673	6,619	26,462	6,466	6,360			12,826
Retail	10,446	10,674	10,805	10,852	42,777	10,119	10,865			20,985

Total Same-Property	25,470	26,369	26,784	25,972	104,595	25,754	26,395			52,149
Less: Unconsolidated	(1,161)	(1,216)	(1,271)	(1,283)	(4,931)	(1,210)	(1,243)			(2,453)

Same-Prop Exp, Consolidated	24,309	25,153	25,513	24,689	99,664	24,544	25,152			49,696

Divisional Non Same-Property Expenses
Multifamily	556	403	368	377	1,704	1,204	1,825			3,029
Office	287	298	266	313	1,164	549	558			1,107
Retail	1,177	1,204	1,086	1,397	4,863	1,238	1,419			2,657

Total Non-Same Property	2,019	1,905	1,720	2,087	7,732	2,992	3,802			6,794
Less: Unconsolidated	(497)	(500)	(476)	(482)	(1,955)	(475)	(478)			(953)

Non Same-Prop Exp, Consolidated	1,522	1,405	1,244	1,605	5,777	2,517	3,324			5,841

Divisional Total Expenses
Multifamily	9,081	9,427	9,674	8,878	37,060	10,373	10,994			21,367
Office	6,786	6,970	6,938	6,932	27,626	7,015	6,918			13,933
Retail	11,623	11,877	11,891	12,249	47,640	11,357	12,285			23,642

Total Divisional Expenses	27,489	28,274	28,503	28,060	112,326	28,746	30,197			58,942
Less: Unconsolidated Expense	(1,658)	(1,716)	(1,747)	(1,765)	(6,886)	(1,685)	(1,721)			(3,406)
Discontinued Operations	(625)	(455)	(389)	(354)	(1,823)	(331)	(217)			(548)
Other Expense	—	—	35	—	35	28	22			50

Total Property Operating Exp	25,206	26,103	26,402	25,941	103,652	26,758	28,281			55,038
General & Administrative Exp	4,803	5,262	4,936	4,480	19,481	5,460	5,678			11,138
Depreciation	19,242	19,862	20,245	20,243	79,592	20,766	21,649			42,415
Amortization	1,959	1,898	1,937	2,132	7,926	2,555	2,706			5,261

Cons. Exp, adj -’04 Disc Ops	51,210	53,125	53,520	52,796	210,651	55,539	58,314			113,852

Add: Add’l Disc Ops Exp,post filing	675	801	635	355	234	152	—			152

Total Consol. Exp, per 10-Q / K	51,885	53,926	54,155	53,151	210,885	55,691	58,314			114,004

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,656	14,763	14,880	15,615	59,914	14,914	15,406			30,320
Office	15,823	18,161	15,708	15,881	65,574	15,663	15,653			31,316
Retail	25,501	24,307	24,386	29,117	103,311	25,572	24,832			50,404

Total Same-Property	55,981	57,231	54,974	60,614	228,799	56,149	55,891			112,040
Less: Unconsolidated	(1,810)	(1,769)	(1,727)	(2,209)	(7,515)	(1,904)	(1,737)			(3,641)

Same-Prop NOI, Consolidated	54,171	55,462	53,247	58,405	221,284	54,245	54,154			108,399

Divisional Non Same-Property NOI
Multifamily	669	399	448	460	1,976	1,261	2,316			3,578
Office	60	(7)	38	161	252	1,338	1,616			2,954
Retail	1,712	1,265	1,294	1,581	5,853	1,627	1,913			3,540

Total Non-Same Property	2,441	1,657	1,781	2,202	8,081	4,226	5,845			10,072
Less: Unconsolidated	(459)	(442)	(472)	(468)	(1,841)	(474)	(469)			(943)

Non Same-Prop NOI, Consolidated	1,982	1,215	1,309	1,734	6,240	3,752	5,376			9,129

Divisional Total NOI
Multifamily	15,325	15,162	15,328	16,075	61,890	16,175	17,722			33,897
Office	15,884	18,154	15,746	16,042	65,826	17,001	17,269			34,270
Retail	27,213	25,572	25,680	30,698	109,164	27,198	26,746			53,944

Total Divisional NOI	58,422	58,888	56,755	62,815	236,880	60,375	61,737			122,112
Less: Unconsolidated NOI	(2,269)	(2,211)	(2,199)	(2,677)	(9,356)	(2,378)	(2,206)			(4,584)
Discontinued Operations	(1,549)	(1,042)	(968)	(976)	(4,535)	(803)	(529)			(1,332)
Unallocated Corporate Rev	982	1,594	1,241	812	4,629	1,305	1,450			2,755
Other Expense	—	—	(35)	—	(35)	(28)	(22)			(50)
G&A Expenses	(4,803)	(5,262)	(4,936)	(4,480)	(19,481)	(5,460)	(5,678)			(11,138)
Depreciation	(19,242)	(19,862)	(20,245)	(20,243)	(79,592)	(20,766)	(21,649)			(42,415)
Amortization	(1,959)	(1,898)	(1,937)	(2,132)	(7,926)	(2,555)	(2,706)			(5,261)

Income from Operations	29,582	30,207	27,676	33,119	120,584	29,690	30,397			60,087
Total Other Income (Expense)	(16,278)	(14,540)	(13,264)	(14,520)	(58,602)	(15,157)	(16,818)			(31,975)

Income from Contin’g Ops *(1)	13,304	15,667	14,412	18,599	61,982	14,533	13,579			28,117

Disc Ops	792	672	652	370	2,486	268	—			268
03 & 04 Disc Ops Int Exp	(239)	(256)	(197)	(16)	(708)	—	—			—

Inc from Cont *(1), per 10-Q / K	13,857	16,083	14,867	18,953	63,760	14,801	13,579			28,668

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,122	683	501	313	(28)	33
Acquisitions	—	—	—	135	226	1,641

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

COLONIAL PROPERTIES TRUST
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($ in 000s, except per share data)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

MULTIFAMILY DIVISIONAL NOI	OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI	TOTAL DIVISIONAL NOI *(1)

Notes:

(1) See Segment Data and Reconciliation beginning on Page 10.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441			$19,830
Consolidated
Minority Interest	5,512	1,634	2,729	3,770	13,645	5,202	2,463			7,665
(Inc)/Loss — Uncons. Assets	(88)	(181)	(29)	(468)	(767)	(258)	(947)			(1,205)
ITDA from Disc Ops *(1)		194	—	—	117	311	—			—
Preferred Dividends	6,110	6,192	5,942	5,914	24,157	5,751	5,508			11,259
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—	—			—
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327			34,800
Income Tax Expense	(181)	(167)	505	35	192	20	88			108
Depreciation & Amortization	21,476	21,805	21,848	22,508	87,637	23,545	24,510			48,055
(Gain)/Loss on Sale (Cont & Disc)	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)	(811)			(11,204)
Gain/(Loss)-Undeprec Prop *(2)	151	2,004	3,836	2,050	8,040	1,008	1,115			2,123

EBITDA from Consolidated Props	52,202	54,452	54,072	58,563	219,289	54,737	56,694			111,431

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	88	181	29	468	767	258	947			1,205
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057	906			1,963
Income Tax Expense	—	—	—	—	—	—	—			—
Depreciation & Amortization	1,129	843	996	1,134	4,102	1,079	965			2,044
(Gain)/Loss on Sale of Prop	—	—	—	—	—	—	(799)			(799)

EBITDA	$54,618	$56,676	$56,291	$61,357	$228,941	$57,131	$58,712			$115,843

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,022	$1,504	$1,270	$992	$4,788	$1,123	$1,327	$2,451
Percentage Rents	571	601	743	1,878	3,793	681	641	1,322
Lease Terminations	636	2,412	261	193	3,503	491	639	1,130
Straight Line Rents	1,051	626	810	808	3,294	1,528	1,150	2,678
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	34,800
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	2,974
Debt — Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370	1,446	2,817
Preferred Dividend Payments	6,110	6,192	5,942	5,914	24,157	5,751	5,508	11,259
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—	—	—
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143	894	2,037
Amort of Stock Compensation	340	326	322	308	1,296	214	223	437
Unconsolidated *(5)
Straight Line Rents	42	40	22	50	154	45	50	96
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057	906	1,963
Capitalized Interest	—	—	—	—	—	—	—	—
Debt — Principal Reductions	176	151	132	143	602	400	225	625
Amort of Deferred Finan’g Costs	19	19	19	19	76	22	27	49

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its uncon solidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.7	1.7	1.6	1.9	1.7	1.7	1.7			1.7
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.3	1.2	1.4	1.3	1.3	1.3			1.3
Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	18,218	14,450	12,752	15,717	61,137	19,140	11,949			31,089
Discontinued Operations:
Minority Interest in CRLP	3,088	—	176	150	3,414	2,670	193			2,863
Gain on Disposal	(9,627)	—	(575)	(388)	(10,590)	(9,391)	306			(9,085)
CRLP Min Int. — Common U/H	2,424	1,634	2,553	3,620	10,231	2,532	2,270			4,802
(Gains)/Losses from Sales of Property	(30)	(2,277)	(3,917)	(1,648)	(7,873)	(1,002)	(1,117)			(2,119)
Income Tax Expense	(181)	(167)	505	35	192	20	88			108
Income from Unconsolidated Entities	(85)	(5)	(36)	(482)	(608)	(249)	(1,103)			(1,352)

	13,808	13,635	11,458	17,004	55,904	13,720	12,585			26,305
Amort of Interest Capitalized	400	400	400	400	1,600	500	500			1,000
Capitalized Interest	(1,327)	(1,389)	(1,444)	(1,416)	(5,576)	(1,533)	(1,442)			(2,974)
Distrib from Unconsolidated Entities	615	1,420	1,073	636	3,744	688	2,836			3,524
Fixed Charges, from below	18,614	19,367	19,144	19,100	76,225	19,149	20,662			39,811

Earnings	32,110	33,432	30,630	35,723	131,896	32,524	35,142			67,666

Fixed Charges
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327			34,800
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442			2,974
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143	894			2,037
Distrib to Series B Pfd Unitholders	—	—	—	—	—	—	—			—

Total	18,614	19,367	19,144	19,100	76,225	19,149	20,662			39,811

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	6,110	6,192	5,942	5,914	24,157	5,751	5,508			11,259

Total	24,724	25,559	25,086	25,014	100,382	24,900	26,170			51,070

Supplemental Coverage Ratios
Interest Coverage *(1)	3.1	3.1	3.1	3.4	3.2	3.3	3.1			3.2
Fixed Charge Coverage *(2)	2.1	2.2	2.2	2.4	2.2	2.3	2.2			2.3
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.1	2.1			2.1

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	34,800
Interest Exp. — Unconsolidated	1,199	1,200	1,193	1,191	4,783	1,057	906	1,963

Total Interest Expense	17,775	18,384	18,117	18,062	72,339	17,530	19,233	36,763

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,192	5,942	5,914	24,157	5,751	5,508	11,259
Debt Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370	1,446	2,817
Debt Prin Amort — Unconsolidated	176	151	132	143	602	400	225	625

Total Fixed Charges	25,515	26,081	25,558	25,482	102,636	25,051	26,412	51,463

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	2,974
Cap Interest — Unconsolidated	—	—	—	—	—	—	—	—

Total Fixed Charges w/ Cap Int	26,842	27,470	27,002	26,898	108,212	26,584	27,853	54,437

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

INVESTMENT ACTIVITY

Acquisition of Properties
Multifamily	—	—	—	59,350	59,350	—	151,633	151,633
Office	—	—	—	18,912	18,912	13,100	—	13,100
Retail	—	—	—	—	—	—	94,860	94,860

Acquisitions	—	—	—	78,262	78,262	13,100	246,493	259,593
Other Assets & Debt Assumed	—	—	—	(790)	(790)	36	(93,840)	(93,804)
Less: Unconsolidated Assets	—	—	—	—	—	—	(15,710)	(15,710)

Acq, net — Consolidated Assets	—	—	—	77,472	77,472	13,136	136,943	150,079

Development Expenditures
Multifamily	726	2,326	404	11,264	14,721	2,800	11,985	14,785
Office	2,169	795	994	1,965	5,924	3,369	1,261	4,630
Retail	3,990	13,310	22,359	22,917	62,576	14,428	33,086	47,514
Other (mixed-use, infrastruct)	295	466	892	—	1,653	126	437	563

Total, incl subs	7,181	16,897	24,650	36,146	84,873	20,723	46,769	67,492
Less: Non-Cash Allocations & Other	—	(2,139)	—	—	(2,139)	—	—	—
Less: Infrastructure Reimbursement from City/Cty	(3,457)	(2,290)	(2,595)	(1,836)	(10,178)	(1,399)	(705)	(2,104)
Less: Unconsolidated /Other *(1)	—	—	—	—	—	—	(13,966)	(13,966)

Development, Consol. Assets	3,724	12,468	22,055	34,310	72,556	19,324	32,098	51,422

(1) Includes items reclassified to other cash flow investing activities.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	13,800	—	—	—	13,800	—	2,434	2,434
Office	—	—	3,033	—	3,033	—	—	—
Retail	17,100	—	—	—	17,100	21,250	—	21,250
Land and other	631	2,123	6,388	14,890	24,031	2,344	2,160	4,503

Total, incl subs	31,531	2,123	9,421	14,890	57,964	23,594	4,593	28,187
Selling Costs	(797)	(87)	(236)	(761)	(1,881)	(62)	(323)	(385)
Outparcels/Land	—	—	—	—	—	(98)	(115)	(213)
Less: Unconsolidated — net	—	—	—	—	—	—	(44)	(44)

Sales, Net — Consolidated Assets	30,734	2,035	9,185	14,129	56,083	23,434	4,111	27,545

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures.

The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.

Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04

Regular Maintenance
Multifamily	1,088	1,553	1,425	1,336	5,402	1,438	2,053			3,491
Office	524	272	376	301	1,473	396	178			574
Retail	621	613	669	1,145	3,048	416	1,126			1,542

Total Regular Maintenance	2,233	2,438	2,470	2,782	9,923	2,250	3,357			5,607
Add: Acquisition-Related						116	212			328
Less: Unconsolidated	(71)	(167)	(109)	(61)	(408)	(30)	(58)			(88)

Reg. Maint., Consolidated	2,162	2,271	2,361	2,721	9,515	2,336	3,511			5,847

Revenue-Enhancing
Multifamily	51	50	43	5	149	11	28			39
Office	—	—	—	—	—	—	—			—
Retail	334	929	471	734	2,468	94	713			807

Total Rev-Enhancing	385	979	514	739	2,617	105	741			846
Less: Unconsolidated	(14)	(48)	7	(69)	(124)	—	(9)			(9)

Rev-Enhanc, Consolidated	371	931	521	670	2,493	105	732			837

Administrative
Multifamily	6	25	16	1	48	14	27			41
Office	70	5	—	—	75	9	2			11
Retail	18	190	5	35	248	3	73			76
Corporate	99	31	32	20	182	138	61			199

Total Administrative	193	251	53	56	553	164	163			327
Less: Unconsolidated	—	—	—	—	—	—	—			—

Admin., Consolidated	193	251	53	56	553	164	163			327

Total Capital Expenditures	2,811	3,668	3,037	3,577	13,093	2,519	4,261			6,780
Less: Unconsolidated	(85)	(215)	(102)	(130)	(532)	(30)	(67)			(97)

Capital Exp., Consolidated	2,726	3,453	2,935	3,447	12,561	2,489	4,194			6,683

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04

Tenant Improvements
Multifamily	—	—	—	—	—	—	—			—
Office	3,220	2,058	1,373	1,976	8,627	1,143	1,947			3,090
Retail	1,545	3,384	474	2,450	7,853	600	2,598			3,198

Total Tenant Improvements	4,765	5,442	1,847	4,426	16,480	1,743	4,545			6,288
Less: Unconsolidated	(598)	(5)	(520)	(1,510)	(2,633)	(4)	36			32
Add: TI — Developments	—	—	—	—	—	2,612	625			3,237

Consolidated	4,167	5,437	1,327	2,916	13,847	4,351	5,206			9,557

Leasing Commissions
Multifamily	—	—	—	—	—	—	—			—
Office	505	543	1,055	593	2,696	779	1,393			2,172
Retail	255	347	418	868	1,888	284	705			989

Total Leasing Commissions	760	890	1,473	1,461	4,584	1,063	2,098			3,161
Less: Unconsolidated	(16)	(1)	(7)	(90)	(114)	(26)	(9)			(35)

Consolidated	744	889	1,466	1,371	4,470	1,037	2,089			3,126

See Note Under Investment Activity, page 16.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DEBT SUMMARY: CONSOLIDATED & UNCONSOLIDATED

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04

Unsecured/Secured
Unsecured Line of Credit	$213,648	$32,860	$42,261	$205,935	15%	$214,810	$—			0%
Unsecured Other	645,396	742,873	742,952	693,031	51%	693,110	1,091,769			66%
Secured	460,055	455,195	448,988	447,477	33%	449,927	568,714			34%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847	1,660,483			100%

Less: Secured — Uncons Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)	(92,474)
Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438	1,568,009

Fixed/Floating
Fixed Rate Debt	1,009,872	1,059,479	1,066,172	1,023,052	76%	944,676	1,362,876			82%
Floating Rate Debt — Capped	89,380	88,844	88,294	87,732	7%	87,164	86,594			5%
Floating Rate Debt	219,847	82,606	79,735	235,660	18%	326,007	211,013			13%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847	1,660,483			100%

Less: Unconsolidated Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)	(92,474)
Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438	1,568,009

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463		$50,475	$50,475

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193	$1,275,438	$1,568,009
Unconsolidated Debt	71,607	75,938	77,901	78,301	82,409	92,474

Total Debt	1,257,917	1,259,299	1,338,692	1,340,494	1,357,847	1,660,483
Preferred Stock
8.75% Series A	125,000	125,000	125,000	—	—	—
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000	50,000
8.125% Series D	—	—	—	125,000	125,000	125,000

Total Preferred Stock	275,000	275,000	275,000	275,000	275,000	275,000
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,123,033	1,277,467	1,316,368	1,455,524	1,521,609	1,446,277

Total Market Capitalization	2,655,950	2,811,766	2,930,060	3,071,018	3,154,456	3,381,760

Debt / Total Market Cap’n	47%	45%	46%	44%	43%	49%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Signficant Projects Under Construction

		Units / SF-in 000s			Property	Development Costs
					Stabilized		Thru				2Q05
	Location	Total	Deliv'd	Leased	Date	Total	2Q04	3Q04	4Q04	1Q05	& Aft
In Construction in Progress
Multifamily
CG at Mallard Creek	Charlotte, NC	252			4Q05	19.4	5.7	4.4	3.4	2.4	3.5
CG at Silverado	Austin, TX	238			3Q05	20.0	5.7	3.5	4.1	3.5	3.2
CV Twin Lakes	Orlando, FL	460			2Q06	35.0	18.7	6.6	4.7	3.2	1.8
Retail
CP Alabaster	Birmingham, AL	213			4Q05	30.8	9.4	2.1	2.6	6.2	10.5
Mixed-Use
Colonial TownPark	Orlando, FL	*(1)			1Q05	14.3	9.6	3.1	1.2	0.1	0.3
Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530		*(2)	2Q05	15.8	—	5.1	3.3	3.6	3.8
Colonial Univ. Village	Auburn, AL	555		*(4)	1Q06	5.2	—	1.5	—	0.3	3.4

Total Signficant Projects, in CIP						140.5	49.1	26.3	19.3	19.3	26.5

Unconsolidated Projects
Turkey Creek	Knoxville, TN	412			1Q06	30.4	14.0	—	—	3.3	13.1

Typical Development Cap Rate Ranges:
Multifamily: 8-9%
Office: 10-11.5%
Retail: 10-12%
Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP							49.1
Misc (Infrastructure and Misc Construction)							17.4	* Predevelopment and other.

Land Inventory							47.3	* Raw and improved land.
Total Construction In Progress							113.8

Transferred to Operating Assets
Office
CC 200 at TownPark	Orlando, FL	155	155	150	3Q04	22.8	21.6	0.7	0.4	—	0.1
Retail
CS Clay	Birmingham, AL	66		*(3)	1Q04	4.3	4.3	—	—	—	—
CP Trussville, Phase II	Birmingham, AL	59	40	55	3Q04	8.0	8.0	—	—	—	—
CM Myrtle Beach	Myrtle Beach, SC	530		*(2)	2Q05	12.8	12.8	—	—	—	—
Colonial Univ. Village	Auburn, AL	555		*(4)	1Q06	13.9	13.9	—	—	—	—
Mixed-Use
Colonial TownPark -Completed Retail	Orlando, FL	*(1)		129	1Q05	29.4	29.4	—	—	—	—

Total Significant Projects, Transferred						91.2	90.0	0.7	0.4	—	0.1

Notes:

(1)	79 multifamily units (12 over retail, 67 freestanding), 35,000 sf of office space, and 147,000 sf of retail space.

(2)	Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.

(3)	Renovation of center and redeveopment of 45,000 new sf. Pre-leased new Publix Super Market.

(4)	Redevelopment adding approx 180,000 new sf.

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Major Tenants
			(SF-000s)	($ mm)	*(1)	*(2)
2004
Multifamily
Colonial Grand at Arringdon	Raleigh/Durham, NC	Apr-04	320	$26.8	$26.8	6.3%
CG at Berkeley Lake	Atlanta, GA	Jun-04	180
CG at Mount Vernon	Atlanta, GA	Jun-04	213
CG at River Oaks	Atlanta, GA	Jun-04	216
CG at River Plantation	Atlanta, GA	Jun-04	232
CG at Sugarloaf	Atlanta, GA	Jun-04	250
				109.2	111.2	6.7%
CG at Bayshore	Bradenton, FL	Jun-04	376
CG at Palma Sola	Bradenton, FL	Jun-04	340
				11.9	12.2	9.3%	25% Ownership Interest
Cunningham	Austin, TX	Jun-04	280	3.9	4.0	8.7%	20% Ownership Interest
Office
DRS Building	Huntsville, AL	Feb-04	216	13.1	13.5	11.7%	DRS Technologies
Retail
Kingwood Commons	Houston, TX	Apr-04	165	34.5	35.1	6.4%	Randalls Grocery
Village on the Parkway	Dallas, TX	Jun-04	381	60.4	63.3	8.7%	Bed Bath & Beyond
							90% Ownership Interest
Total				$259.8	$266.1	7.7%

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants
			(SF-000s)	($ mm)	*(2)
2004
Multifamily
CG at Ponte Vedra	Jacksonville, FL	Jun-04	240	$2.4	8.6%	15% Ownership Interest
Office
Retail
Colonial Promenade University Park I	Orlando, FL	Mar-04	215.6	21.3	8.6%	Albertson’s, Books-A-Million

Total				$23.7	8.4%

Notes:

(1)	First year investment includes in the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected 12 month property NOI divided by the projected first year investment/disposition price.

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units/	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest
Orlando Fashion Square	Orlando	FL	Retail	1,070	50%	$31,598	$18,873
Parkway City Mall	Huntsville	AL	Retail	630	45%	28,499	11,117
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,320
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,749	86
Land Title Building	Birmingham	AL	Office	32	33%	493	(2)
Turkey Creek Development	Knoxville	TN	Retail	366	50%		13,257
CMS Joint Venture I — 6 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Village at Cahaba Heights	Birmingham	AL	Multifamily	125	15%
Colonial Village at River Hills	Tampa	FL	Multifamily	776	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				1,710		9,417	1,552
CMS Joint Venture II — 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,867	638
CMS Joint Venture III — 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

DRA				717		8,827	2,968
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

DRA — Cunningham				1,090		4,231	2,323
Cunningham	Austin	TX	Multifamily	280	20%	2,794	1,235
Other Unconsolidated Investments						—	16

Total Investments in Unconsolidated Subsidiaries						$92,474	$54,383

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

		Year-to-Date Ending
	NYSE
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	06/30/04
Common Shares	CLP	$23.19	$26.06	$31.15	$33.94	$39.60	$38.53
Annual Growth		-12.9%	12.4%	19.5%	9.0%	16.7%	-2.7%
Dividend per Share		$2.32	$2.40	$2.52	$2.64	$2.66	$2.68
Annual Growth		5.5%	3.4%	5.0%	4.8%	0.8%	0.8%
Yield on End of Period Price		10.0%	9.2%	8.1%	7.8%	6.7%	7.0%
Total Annual Return		-4.2%	22.7%	29.2%	17.4%	24.5%	0.7%

ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN — ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

'

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A — REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%
Redeemed	5/7/2003

		Year-to-Date Ending
	NYSE
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	06/30/04
Preferred Shares	CLPPRA	$17.69	$20.75	$25.00	$25.03
Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		12.37%	10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue — Not Traded

Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/1/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50 MM
Redeemable	6/1/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	06/30/04
Preferred Shares	CLPPRC			$25.65	$26.25	$26.82	$25.95
Dividend History
Annual Dividend				Partial Year	$2.31	$2.31	$2.31
Yield on End of Period Price				9.02%	8.81%	8.62%	8.91%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	DEP SHARES CUSIP: 195872-40-3 PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	06/30/04
Preferred Shares	CLPPRD					$27.16	$25.63
Dividend History
Annual Dividend						Partial Year	$2.03
Yield on End of Period Price						7.48%	7.93%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Common Shares — CLP
Ordinary Income	78.78%	79.42%	85.86%	77.79%	58.34%
Return of Capital	17.35%	8.16%	2.40%	22.21%	33.85%
Long-Term Capital Gain		4.74%	4.65%
Unrecaptured Section 1250 Gain	3.87%	7.68%	7.09%
25% Capital Gain					2.39%
20% Capital Gain					3.90%
15% Capital Gain					1.52%
Preferred Shares — CLPPRA
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%
Preferred Shares — CLPPRC
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%
Preferred Shares — CLPPRD
Ordinary Income					88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating
		Senior Unsecured	Preferred
Fitch Ratings	Bill Travers 212-908-0304	BBB-	BB+
Moody’s Investor Services	Karen Nickerson 212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding 212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt *(1)%		Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$—	0%	0.0%	1.4	$—	0%	0.0%	1.4
Unsecured Other	1,091,769	70%	6.7%	6.1	1,091,769	66%	6.7%	6.1
Secured	476,240	30%	5.8%	7.6	568,714	34%	5.5%	6.9

Total Debt	$1,568,009	100%	6.4%	6.5	$1,660,483	100%	6.3%	6.4

Fixed/Floating
Fixed Rate Debt	$1,332,499	85%	6.9%	5.9	$1,362,876	82%	6.9%	5.9
Floating Rate Debt — Capped	86,594	6%	2.4%	7.5	86,594	5%	2.4%	7.5
Floating Rate Debt	148,917	9%	2.0%	11.7	211,013	13%	1.5%	8.8

Total Debt	$1,568,009	100%	6.4%	6.5	$1,660,483	100%	6.3%	6.4

Tax-Exempt Debt	48,475	3%	2.3%	22.0	50,475	3%	2.4%	22.2

Notes:

(1)	See Debt Summary: Consolidated & Unconsolidated and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE

($ in MMs)

LINE OF CREDIT

	12/31/03	06/30/04	Interest Rate	Due	Remaining	Notes
Floating	$90,935	—	2.41%	11/22/05	1.4	A	U
Competitive Bid Option — Floating	65,000	—	1.64%	11/22/05	1.4	A	U
Competitive Bid Option — Swapped to Fixed	50,000	—	0.00%	11/22/05	1.4	F	U

Total Outstanding on LOC	$205,935	$—	0.00%		—

Notes:

•	The $320MM LOC has a $160MM Competitive Bid Option.

•	9 Banks participate in the LOC, led by SouthTrust: AmSouth, Branch Banking and Trust (BB&T), Compass, Comerica, PNC, US Bank, Wachovia, and Wells Fargo

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 20 bps.

•	3-Year facility through November, 2005; with 1 1-year extension

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/03	06/30/04	Interest Rate	Maturity Date	Remaining	Notes
Corporate
Revolving Line of Credit		$205,935	$—	0.00%	11/22/05	1.4		U
Land Loan		464	442	2.98%	09/30/04	0.3	A	S
Future Value of Hedging Investments			778	1.31%	07/26/04			U
Medium Term Notes
195896 AC 9	07/25/97	75,000	75,000	6.96%	07/26/04	0.1		U
195896 AG 0	08/09/99	25,000	25,000	8.19%	08/09/04	0.1		U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	0.6		U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	1.1		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	1.2		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	2.5		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	5.6		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	5.7		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	6.5		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	6.5		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	2.0		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	3.0		U
195891 AD 8	08/09/02	100,000	100,000	6.88%	08/15/12	8.1		U
195891 AE 6	04/04/03	125,000	125,000	6.15%	04/15/13	8.8		U
195891 AF 3	04/02/11		100,000	1.87%	04/01/11	6.8	D	U
195891 AG 1	06/23/04		300,000	6.25%	06/15/14	10.0		U
Unamortized Discounts		(1,969)	(4,008)					U
Multifamily Properties
CG at Edgewater		21,277	21,139	6.81%	01/01/11	6.5		S
CG at Berkeley Lake			8,557	7.15%	06/15/08	4.0		S
CG at Galleria		22,400	22,400	2.56%	06/15/26	22.0	C	S
CG at Galleria Woods		9,247	9,180	6.91%	07/01/09	5.0		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	6.0		S
CG at Hunter’s Creek		10,827	10,666	6.59%	06/30/10	6.0	F	S
CG at Madison		16,953	16,723	2.19%	08/01/11	7.1	B	S
CG at Mt Vernon			13,354	7.18%	02/01/08	3.6		S
CG at Natchez Trace (Ph I)		6,648	6,625	8.30%	09/01/35	31.2		S
CG at Natchez Trace (Ph II)		3,971	3,959	8.25%	02/01/37	32.6		S
CG at Promenade		22,196	22,051	6.81%	01/01/11	6.5		S
CG at Reservoir		8,379	8,274	2.47%	04/01/12	7.8	B	S
CG at Riverchase		19,972	19,701	2.19%	07/01/11	7.0	B	S
CG at Wesleyan *			11,694	7.49%	08/27/09	5.2		S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	6.0		S
CV at Ashley Plantation		9,065	8,931	6.59%	06/30/10	6.0	F	S
CV at Gainesville		25,978	25,653	2.47%	04/01/12	7.8	B	S
CV at Inverness		9,900	9,900	2.21%	06/15/26	22.0	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	6.0		S
CV at Lake Mary		8,382	8,258	6.59%	06/30/10	6.0	F	S
CV at Research Park		12,775	12,775	2.16%	06/15/26	22.0	C	S
CG at River Oaks			10,789	5.54%	09/01/13	9.2		S
CG at River Plantation			12,237	7.09%	10/15/08	4.3		S
CG at Sugarloaf			18,183	7.38%	04/05/06	1.8		S
CV at Timothy Woods *		9,330	9,257	7.49%	09/01/09	5.2		S
CV at Trussville		16,449	16,244	2.47%	04/01/12	7.8	B	S
CV at Vernon Marsh		3,400	3,400	2.10%	07/01/26	22.0	C	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,442	16,321	8.25%	01/10/08	3.5		S
Colonial Center Heathrow		31,852	31,420	7.39%	12/31/04	0.5		S
Colonial Center Heathrow		11,000	11,000	7.84%	12/31/04	0.5		S
Retail Properties
CP Montgomery		12,016	11,921	7.49%	09/01/06	2.2		S
CP University Park I *		11,785	—					S
Village on the Parkway		—	47,000	5.77%	07/11/11	7.0		S

Total Corporate Debt		$1,267,865	$1,568,009	6.22%		6.5

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARIES

	% Owned	12/31/03	06/30/04	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties
Barrington, LLC (CG)	15.0%	$961	956	7.60%	10/01/09	5.3		S
Cahaba Heights, LLC (CV)	15.0%	802	797	7.60%	10/01/09	5.3		S
Mountain Brook, LLC (CG)	15.0%	2,397	2,383	7.60%	10/01/09	5.3		S
Ponte Vedra, LLC (CG)	15.0%	1,335	(0)	7.60%	10/01/09	5.3		S
River Hills, LLC (CG)	15.0%	3,800	3,778	7.60%	10/01/09	5.3		S
Stockbridge, LLC (CV)	15.0%	1,511	1,503	7.60%	10/01/09	5.3		S
Hillwood, LLC (CV)	15.0%	500	500	2.44%	12/15/30	26.5	C	S
Hillwood, LLC (CV)	15.0%	299	294	7.80%	10/01/20	16.3		S
Inverness Lakes I, LLC (CV)	15.0%	600	600	2.47%	12/15/30	26.5	C	S
Inverness Lakes I, LLC (CV)	15.0%	329	324	7.80%	07/01/20	16.0		S
Inverness Lakes II, LLC (CV)	15.0%	1,977	1,966	8.11%	05/01/10	5.8		S
Rocky Ridge, LLC (CV)	15.0%	900	900	2.69%	12/15/30	26.5	C	S
Rocky Ridge, LLC (CV)	15.0%	289	283	7.74%	10/01/16	12.3		S
Bayshore (CG)	25.0%		4,881	6.85%	11/01/11	7.3		S
Palma Sola (CG)	25.0%		3,946	7.03%	04/01/12	7.8		S
Cunningham	20.0%		2,794	5.18%				S
Colony Woods	10.0%		1,715	4.18%	11/04/08	4.4		S
Madison at Shoal Run	10.0%		980	4.18%	11/04/08	4.4		S
Meadows at Brook Highland	10.0%		1,536	4.18%	11/04/08	4.4		S
Office Properties
Land Title Building	33.3%	508	493	8.10%	02/01/15	10.6		S
Retail Properties
CP Hoover	10.0%	1,759	1,749	5.94%	01/11/13	8.5		S
Orlando Fashion Square	50.0%	31,825	31,598	2.92%	12/28/05	1.5	A	S
Parkway Place	45.0%	28,787	28,499	2.92%	12/20/04	0.5	A	S

Total Unconsolidated Property Debt		$78,578	$92,474	4.14%		3.2

Consolidated & Unconsolidated Debt *(1)		$1,346,443	$1,660,483	6.00%		6.4

Notes:

(1)	See Debt Summary: Consolidated & Unconslidated Debt and Total Market Capitalization on page 18 for reconciliation.

A Floating Rate Debt
B Floating Rate Debt — Capped
C Floating Rate Debt — Tax Exempt
D Floating Rate Debt — Swapped from Fixed Rate
E Fixed Rate Debt — Tax Exempt
F Fixed Rate Debt — Swapped from Floating Rate Debt without a notation is Fixed Rate Debt

U Unsecured Debt S Secured Debt

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Same-Property Portfolio *(2)
Divisional Revenues	23,181	23,786	24,186	24,116	95,270	24,083	24,575			48,658
Divisional Expenses	8,525	9,023	9,306	8,501	35,355	9,169	9,169			18,338

Divisional NOI	14,656	14,763	14,880	15,615	59,914	14,914	15,406			30,320

Divisional NOI Margin	63.2%	62.1%	61.5%	64.7%	62.9%	61.9%	62.7%			62.3%
NOI Growth *(3)	-8.2%	-4.7%	-5.9%	3.6%	-3.9%	1.8%	4.4%			3.1%
NOI Growth — Sequential	-2.3%	0.9%	-0.2%	5.3%		-4.5%	3.3%
Total Division Portfolio
Divisional Revenues	24,406	24,589	25,002	24,953	98,949	26,548	28,716			55,264
Divisional Expenses	9,081	9,427	9,674	8,878	37,060	10,373	10,994			21,367

Divisional NOI	15,325	15,162	15,328	16,075	61,890	16,175	17,722			33,897

Divisional NOI Margin	62.8%	61.7%	61.3%	64.4%	62.5%	60.9%	61.7%			61.3%
NOI Growth	-17.9%	-12.1%	-6.3%	1.4%	-9.2%	5.5%	16.9%			11.2%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio, which does not include any unconsolidated assets.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Birmingham	AL	4,887	26.4%	21.7%	3,054	26.4%	2.1%	0.6%	3.2%	2.7%	2.0%	3.1%
Huntsville	AL	1,572	8.5%	11.2%	1,572	13.6%	1.3%	4.1%	-0.2%	1.5%	3.7%	0.2%
Jackson	MS	498	2.7%	4.6%	498	4.3%	5.1%	6.5%	4.4%	4.4%	8.6%	2.6%
Mobile	AL	899	4.9%	2.1%	401	3.5%	0.8%	0.6%	1.0%	1.3%	2.6%	0.3%
Montgomery	AL	544	2.9%	4.1%	384	3.3%	13.7%	5.3%	17.0%	10.4%	3.4%	12.9%
Orlando	FL	2,789	15.1%	23.8%	2,466	21.4%	0.7%	-1.4%	1.8%	0.7%	4.1%	-1.1%
Sarasota	FL	560	3.0%	4.8%	560	4.8%	13.9%	10.1%	16.6%	12.4%	10.7%	13.5%
Other		6,744	36.5%	27.7%	2,612	22.6%	4.6%	1.3%	6.8%	6.1%	6.7%	5.7%

Total		18,493	100.0%	100.0%	11,547	100.0%	3.3%	1.6%	4.4%	3.6%	4.5%	3.1%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$788	$790	$795	$795		$797	$804
change	1.4%	1.2%	1.6%	1.0%		1.2%	1.7%
Total Division *(2)	$799	$788	$795	$794		$796	$824
change	5.4%	0.9%	1.3%	1.1%		-0.3%	4.6%
Tot Div-Consol Assets Only *(2)	$802	$790	$795	$742		$798	$827
change						-0.5%	4.7%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.72	$0.73	$0.73	$0.73		$0.73	$0.74
change	1.4%	1.4%	1.4%	1.0%		0.8%	1.9%
Total Division *(2)	$0.74	$0.73	$0.73	$0.73		$0.74	$0.75
change	2.8%	1.4%	0.0%	0.0%		0.0%	2.7%
Tot Div-Consol Assets Only *(2)	$0.74	$0.73	$0.73	$0.67		$0.74	$0.76
change						0.0%	4.1%
Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$788	$790	$795	$795		$797	$804
Less: Vacancy & Concessions *(3)	(160)	(152)	(145)	(145)		(157)	(147)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—	—

Rent/Unit — Consolidated Assets	$628	$637	$650	$650		$640	$657

Total Division
Scheduled Rent	$799	$788	$795	$794		$796	$824
Less: Vacancy & Concessions *(3)	(169)	(161)	(154)	(156)		(159)	(159)
Less: Eff — Ch To Qtrly Avg & Disp.	(13)	(2)	—	—		—	(19)

Monthly Rent/Unit	617	625	641	638		637	646

Effect of Unconsolidated Assets	2	2	2	2		1	3

Rent/Unit — Consolidated Assets	$618	$627	$638	$639		$638	$649

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3
Mult by: Avg # of Cons. Units for Pd	11,723	11,547	11,547	11,547		12,391	13,075

Revenue	$21,747	$21,706	$22,099	$22,144		$23,710	$25,447

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up and DRA assets, held under the equity method.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Apartment Homes
Units — Consolidated Assets	11,547	11,547	11,547	12,391	11,758	12,391	13,814			13,103
Unconsolidated Assets (at %)	425	425	425	425	425	534	733			634
Unconsol. — Equity Method (at %)						109	344			227
Units in Lease-Up						—	12			6
1st Yr Acquisition Units — Consolidated						—	1,411			706
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$1,088	$1,553	$1,425	$1,336	$5,402	$1,438	$2,053			$3,491
Revenue-Enhancing	51	50	43	5	149	11	28			39
Admin — Division	6	25	16	1	48	14	27			41

Total w/o Acquisition-Related	1,145	1,628	1,484	1,342	5,599	1,463	2,108			3,571
Acquisition-Related *(2)	—	—	—	—	—	116	212			328

Total	1,145	1,628	1,484	1,342	5,599	1,579	2,320			3,899
Less: Unconsolidated Assets	(48)	(107)	(64)	(46)	(265)	(25)	(50)			(75)

Total — Consolidated Assets	$1,097	$1,521	$1,420	$1,296	$5,334	$1,554	$2,270			$3,824

Capital Expenditures per Unit *(3)
Regular Maintenance	$91	$130	$119	$104	$443	$112	$161			$273
Revenue-Enhancing	4	4	4	0	12	1	2			3

Total w/o Acquisition-Related	95	134	123	105	456	113	163			276
Total — Consolidated Assets	$94	$130	$122	$105	$450	$115	$164			$279

Notes:

(1)	See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, properties held under the equity method or 1st year acquisition units.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

						Total		For Period Ending
				Avg	%
Property		Location		Age	Own	Units	SF (000s)	2Q03	3Q03	4Q03	1Q04	2Q04	S-P
CONSOLIDATED PROPERTIES
CG at Arringdon	Raleigh/DurhamNC	Raleigh/Durham	NC			320	336.0	96.0%	92.9%	93.9%	95.2%	96.3%
CG at Berkeley Lake	AtlantaGA	Atlanta	GA			180	243.9					95.6%
CG at Cypress Crossing	OrlandoFL	Orlando	FL			250	314.6	96.0%	92.9%	93.9%	95.2%	95.2%	S
CG at Edgewater	HuntsvilleAL	Huntsville	AL			500	541.7	95.9%	95.0%	91.6%	91.4%	94.8%	S
CG at Gainesville	GainesvilleFL	Gainesville	FL			560	488.6	74.6%	93.4%	94.3%	95.7%	92.1%	S
CG at Galleria	BirminghamAL	Birmingham	AL			1,080	1,195.2	95.4%	94.5%	93.7%	95.4%	97.8%	S
CG at Galleria Woods	BirminghamAL	Birmingham	AL			244	260.7	96.4%	96.2%	97.1%	97.5%	96.3%	S
CG at Heather Glen	OrlandoFL	Orlando	FL			448	524.1	97.5%	94.9%	94.8%	98.4%	96.7%	S
CG at Heathrow	OrlandoFL	Orlando	FL			312	370.0	95.1%	93.6%	93.9%	94.7%	96.5%	S
CG at Hunter’s Creek	OrlandoFL	Orlando	FL			496	624.5	98.5%	96.5%	94.9%	96.9%	98.7%	S
CG at Lakewood Ranch	SarasotaFL	Sarasota	FL			288	301.7	78.8%	95.7%	95.5%	94.4%	94.1%	S
CG at Liberty Park	BirminghamAL	Birmingham	AL			300	338.7	99.7%	96.9%	93.3%	97.2%	99.0%	S
CG at Madison	HuntsvilleAL	Huntsville	AL			336	354.6	94.0%	94.6%	95.2%	92.9%	94.3%	S
CG at Metrowest	OrlandoFL	Orlando	FL			311	313.5			94.0%	97.4%	97.1%
CG at Mount Vernon	AtlantaGA	Atlanta	GA			213	257.2					98.6%
CG at Natchez Trace	JacksonMS	Jackson	MS			328	342.8	99.1%	97.6%	92.4%	97.9%	97.3%	S
CG at Promenade	MontgomeryAL	Montgomery	AL			384	424.4	88.3%	95.3%	95.1%	96.6%	96.1%	S
CG at River Oaks	AtlantaGA	Atlanta	GA			216	276.2					96.8%
CG at River Plantation	AtlantaGA	Atlanta	GA			232	311.0					98.7%
CG at Riverchase	BirminghamAL	Birmingham	AL			468	745.8	94.7%	93.2%	93.6%	97.1%	98.1%	S
CG at Sugarloaf	AtlantaGA	Atlanta	GA			250	329.6					96.0%
CG at The Reservoir	JacksonMS	Jackson	MS			170	195.6	99.4%	98.8%	98.8%	100.0%	97.1%	S
CG at TownPark	OrlandoFL	Orlando	FL			456	584.7	97.8%	96.1%	93.7%	96.3%	97.6%	S
CG at Town Park Reserve	OrlandoFL	Orlando	FL			12	11.3					LU
CG at Wesleyan	MaconGA	Macon	GA			328	382.9	90.5%	89.9%	87.8%	95.7%	93.3%	S
CV at Ashford Place	MobileAL	Mobile	AL			168	139.1	97.6%	96.4%	93.5%	96.4%	97.0%	S
CV at Ashley Plantation	BlufftonSC	Bluffton	SC			414	425.1	95.9%	92.9%	76.9%	93.7%	92.3%	S
CV at Caledon Wood	GreenvilleSC	Greenville	SC			350	348.3	87.7%	90.9%	90.6%	97.7%	93.7%	S
CV at Haverhill	San AntonioTX	San Antonio	TX			322	326.9	95.4%	91.0%	88.8%	92.2%	93.5%	S
CV at Huntleigh Woods	MobileAL	Mobile	AL			233	199.1	94.0%	93.6%	93.0%	93.3%	92.7%	S
CV at Inverness	BirminghamAL	Birmingham	AL			586	551.6	97.9%	98.5%	96.5%	98.6%	97.5%	S
CV at Lake Mary	OrlandoFL	Orlando	FL			504	431.4	91.9%	92.9%	93.0%	91.1%	99.0%	S
CV at Quarry Oaks	AustinTX	Austin	TX			533	459.8			91.0%	90.2%	92.3%
CV at Research Park	HuntsvilleAL	Huntsville	AL			736	809.3	96.7%	94.5%	93.1%	95.0%	97.7%	S
CV at Timothy Woods	AthensGA	Athens	GA			204	211.4	99.0%	98.0%	91.7%	97.1%	96.6%	S
CV at TownPark	SarasotaFL	Sarasota	FL			272	316.4	74.3%	93.4%	92.8%	94.4%	96.3%	S
CV at Trussville	BirminghamAL	Birmingham	AL			376	410.3	96.0%	97.9%	95.5%	96.5%	97.9%	S
CV at Vernon Marsh	SavannahGA	Savannah	GA			178	151.2	92.7%	92.7%	93.8%	98.3%	96.6%	S
CV at Walton Way	AugustaGA	Augusta	GA			256	254.3	100.0%	98.0%	91.8%	92.2%	89.5%	S
TOTAL CONSOLIDATED		39	9.7			13,814	15,103.4	93.7%	94.8%	92.9%	95.4%	96.1%

UNCONSOLIDATED PROPERTIES
CG at Barrington	MaconGA	Macon	GA		15%	176	191.9	86.9%	91.5%	87.5%	93.2%	94.9%
CG at Bayshore	BradentonFL	Bradenton	FL		25%	376						94.1%
CG at Inverness Lakes	MobileAL	Mobile	AL		15%	312	329.9	91.1%	81.8%	81.4%	81.3%	87.2%
CG at Mountain Brook	BirminghamAL	Birmingham	AL		15%	392	392.7	96.7%	93.4%	89.1%	93.1%	95.2%
CG at Palma Sola	BradentonFL	Bradenton	FL		25%	340						95.8%
CG at Riverhills	TampaFL	Tampa	FL		15%	776	690.3	88.0%	93.9%	91.1%	93.9%	92.7%
Colony Woods	BirminghamAL	Birmingham	AL		10%	414	450.7	96.0%	97.9%	95.5%	97.8%	97.1%
Cunningham	AustinTX	Austin	TX		20%	280						91.8%
CV at Cahaba Heights	BirminghamAL	Birmingham	AL		15%	125	131.2	100.0%	99.2%	96.8%	94.4%	91.2%
CV at Hillwood	MontgomeryAL	Montgomery	AL		15%	160	150.9	97.5%	97.5%	94.4%	100.0%	95.0%
CV at Inverness Lakes	MobileAL	Mobile	AL		15%	186	176.5	88.8%	89.8%	87.1%	93.0%	91.9%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

						Total		For Period Ending
				Avg	%
Property		Location		Age	Own	Units	SF (000s)	2Q03	3Q03	4Q03	1Q04	2Q04	S-P
CONSOLIDATED PROPERTIES
CV at Rocky Ridge	BirminghamAL	Birmingham	AL		15%	226	258.9	96.0%	93.4%	94.2%	93.8%	95.6%
CV at Stockbridge	StockbridgeGA	Stockbridge	GA		15%	240	253.2	90.0%	99.0%	98.0%	95.4%	97.1%
Madison at Shoal Run	BirminghamAL	Birmingham	AL		10%	276	249.3	96.0%	97.9%	95.5%	97.5%	97.5%
Meadows at Brook Highland	BirminghamAL	Birmingham	AL		10%	400	465.6	96.0%	97.9%	95.5%	95.3%	93.0%

TOTAL UNCONSOLIDATED		15				4,679	3,741.2
UNCONSOLIDATED WTD FOR CLP % OWNED				9.1		733	502.9	91.7%	92.8%	90.5%	93.6%	93.9%

PROPERTIES SOLD
CG at Ponte Vedra	JacksonvilleFL	Jacksonville	FL		15%	—	—	94.4%	96.7%	94.4%	93.7%

TOTAL SOLD		1				—	—	94.4%	96.7%	94.4%	93.7%

THIRD-PARTY MANAGED PROPERTIES
Hawthorn Groves	OrlandoFL	Orlando	FL		0%	328	344.4
Seven Oaks	Wesley ChapelFL	Wesley Chapel	FL		0%	316	304.5
CMS Carrollwood Assoc, LP	TampaFL	Tampa	FL		0%	244	286.1
CMS Colony Park	MobileAL	Mobile	AL		0%	201	129.6
CMS Hillcrest	MobileAL	Mobile	AL		0%	104	114.4
CMS McGehee Place	MontgomeryAL	Montgomery	AL		0%	468	404.2
CMS Monte D’ro, LLC	BirminghamAL	Birmingham	AL		0%	200	295.8
CMS No. Ingle Assoc, LP	MaconGA	Macon	GA		0%	140	133.3
CMS Patio Assoc, LP	AuburnAL	Auburn	AL		0%	240	179.0
CMS Rivermont	MurfreesboroTN	Murfreesboro	TN		0%	106	115.3
CMS Ski Lodge — Tuscaloosa	TuscaloosaAL	Tuscaloosa	AL		0%	304	273.1
CMS Spring Creek Assoc, LP	MaconGA	Macon	GA		0%	296	328.0
PH Coursey Place	Baton RougeLA	Baton Rouge	LA		0%	352	344.3
PH Harbour View	ChattanoogaTN	Chattanooga	TN		0%	308	323.4
PH Rocky Ridge	DouglasvilleGA	Douglasville	GA		0%	300	347.1
TOTAL MANAGED		15				3,907	3,922.6

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

				Total		For Period Ending
		Avg	%
Property	Location	Age	Own	Units	SF (000s)	2Q03	3Q03	4Q03	1Q04	2Q04	S-P
SUMMARY								Occupancies Weighted for CLP% Owned
Consolidated	39			13,814	15,103.4	93.7%	94.8%	92.9%	95.4%	96.1%
Unconsolidated	15			4,679	3,741.2	91.7%	92.8%	90.5%	93.6%	93.9%
Subtotal — Current Portfolio	54			18,493	18,844.6	93.6%	94.8%	92.9%	95.3%	96.0%

Managed	15			3,907	3,922.6
Total Owned/Managed	69			22,400	22,767.3

Sold	1			—	—	94.4%	96.7%	94.4%	93.7%
Occy Incl. Sold Assets	70					93.6%	94.8%	92.9%	95.3%	96.0%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	32			11,054	11,674.0	93.3%	94.8%	93.9%	95.7%	96.3%
Colonial Villages	19			6,069	6,005.1	94.1%	94.7%	91.6%	94.6%	95.4%
Other	4			1,370	1,165.6				96.8%	94.4%
Total Division	55			18,493	18,844.6	93.6%	94.8%	92.9%	95.3%	96.0%

Same-Property Occupancy
Same-Property Portfolio *	30			11,547	12,565.0	93.7%	94.8%	93.0%	95.5%	96.1%

Economic Occupancy
Same-Property Portfolio *	30			11,547	12,565.0	79.1%	81.1%	79.8%	80.9%	81.7%
Total Division	55			18,493	18,845	79.2%	81.2%	79.8%	80.3%	80.7%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories. S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	6	3,054	97.8%	6	1,833	95.2%	12	4,887	97.6%	1	200	13	5,087
Auburn	AL										1	240	1	240
Huntsville	AL	3	1,572	96.0%				3	1,572	96.0%			3	1,572
Mobile	AL	2	401	94.5%	2	498	89.0%	4	899	93.6%	2	305	6	1,204
Montgomery	AL	1	384	96.1%	1	160	95.0%	2	544	96.0%	1	468	3	1,012
Tuscaloosa	AL										1	304	1	304

ALABAMA		12	5,411	96.9%	9	2,491	93.7%	21	7,902	96.8%	6	1,517	27	9,419
Orlando	FL	8	2,789	97.1%				8	2,789	97.5%	1	328	9	3,117
Sarasota	FL	2	560	95.1%				2	560	95.1%			2	560
Bradenton	FL				2	716	94.9%	2	716	94.9%			2	716
Tampa	FL				1	776	92.7%	1	776	92.7%	1	244	2	1,020
Gainesville	FL	1	560	92.1%				1	560	92.1%			1	560
Wesley Chapel	FL										1	316	1	316

FLORIDA		11	3,909	96.1%	3	1,492	94.0%	14	5,401	96.2%	3	888	17	6,289
Macon	GA	1	328	93.3%	1	176	94.9%	2	504	93.4%	2	436	4	940
Athens	GA	1	204	96.6%				1	204	96.6%			1	204
Atlanta	GA	5	1,091	97.2%				5	1,091	97.2%			5	1,091
Augusta	GA	1	256	89.5%				1	256	89.5%			1	256
Douglasville	GA										1	300	1	300
Savannah	GA	1	178	96.6%				1	178	96.6%			1	178
Stockbridge	GA				1	240	97.1%	1	240	97.1%			1	240

GEORGIA		9	2,057	95.5%	2	416	96.2%	11	2,473	95.5%	3	736	14	3,209
Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352
Jackson	MS	2	498	97.2%				2	498	97.2%			2	498
MISSISSIPPI		2	498	97.2%				2	498	97.2%			2	498
Raleigh/Durham	NC	1	320	96.3%				1	320	96.3%			1	320

NORTH CAROLINA		1	320	96.3%				1	320	96.3%			1	320
Bluffton	SC	1	414	92.3%				1	414	92.3%			1	414
Greenville	SC	1	350	93.7%				1	350	93.7%			1	350
SOUTH CAROLINA		3	1,084	65.5%				3	1,084	92.9%			3	1,084
Austin	TX	1	533	92.3%	1	280	91.8%	2	813	92.3%			2	813
San Antonio	TX	1	322	93.5%				1	322	93.5%			1	322
TEXAS		2	855	92.7%	1	280	91.8%	3	1,135	92.7%			3	1,135
Chattanooga	TN										1	308	1	308
Murfreesboro	TN										1	106	1	106

TENNESSEE											2	414	2	414
TOTAL		39	13,814	96.1%	15	4,679	93.9%	54	18,493	96.0%	15	3,907	69	22,400

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	22,322	24,833	22,381	22,500	92,036	22,129	22,013			44,142
Divisional Expenses	6,499	6,672	6,673	6,619	26,462	6,466	6,360			12,826

Divisional NOI	15,823	18,161	15,708	15,881	65,574	15,663	15,653			31,316

Divisional NOI Margin	70.9%	73.1%	70.2%	70.6%	71.2%	70.8%	71.1%			70.9%
growth *(4)	-5.9%	-5.9%	-14.0%	-8.1%	-8.5%	-1.0%	-13.8%			-7.9%
Same-Property without Terminations
Lease Terminations	(165)	(2,258)	(70)	(86)	(2,580)	(347)	(37)			(384)

Divisional NOI w/o Term.	15,658	15,904	15,638	15,795	62,995	15,316	15,616			30,932

growth w/o terminations	-3.7%	-3.7%	-4.8%	-6.9%	-4.8%	-2.2%	-1.8%			-2.0%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	22,669	25,124	22,685	22,975	93,452	24,016	24,187	48,204
Divisional Expenses	6,786	6,970	6,938	6,932	27,626	7,015	6,918	13,933

Divisional NOI	15,884	18,154	15,746	16,042	65,826	17,001	17,269	34,270

Divisional NOI Margin	70.1%	72.3%	69.4%	69.8%	70.4%	70.8%	71.4%	71.1%
growth	51.1%	52.1%	-0.5%	-3.7%	19.8%	7.0%	-4.9%	0.7%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Office Division					Same-Property
							Increase/(Decrease) from Prior Year Period
							Current Quarter			Year-to-Date
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	890	15.6%	19.1%	890	17.8%	6.6%	-2.0%	10.0%	6.1%	-2.0%	9.3%
Birmingham	AL	1,408	24.6%	25.9%	1,378	27.5%	-1.4%	-5.8%	0.3%	1.0%	-3.7%	2.9%
Huntsville	AL	1,357	23.7%	21.2%	869	17.4%	6.0%	7.2%	5.6%	2.0%	3.9%	1.2%
Montgomery	AL	264	4.6%	3.4%	264	5.3%	3.2%	-13.1%	14.7%	1.7%	-4.4%	5.6%
Orlando	FL	1,505	26.3%	26.1%	1,314	26.2%	-34.5%	-8.5%	-41.8%	-23.4%	-4.6%	-29.6%
Tampa	FL	292	5.1%	4.2%	292	5.8%	-10.7%	-7.4%	-12.8%	-5.0%	-3.2%	-6.1%

Total		5,715	100.0%	100.0%	5,006	100.0%	-11.4%	-4.7%	-13.8%	-6.4%	-2.6%	-7.9%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Base Rent per SF — Straight Line (See Reconciliation Below)
Same-Property *(1)	$19.33	$19.02	$19.09	$19.30		$19.09	$19.10
change	-0.1%	-3.7%	-1.0%	-5.3%		-1.2%	0.4%
Total Division *(2)	$19.29	$19.06	$19.08	$19.06		$18.39	$18.33
change	6.6%	3.9%	1.7%	-3.8%		-4.7%	-3.8%

Base Rent per SF — Cash (See Reconciliation Below)
Same-Property *(1)	$18.76	$18.68	$18.58	$18.78		$18.42	$18.43
change	-1.8%	-4.1%	-2.8%	-7.3%		-1.8%	-1.3%
Total Division *(2)	$18.71	$18.62	$18.52	$18.50		$17.49	$17.60
change	5.0%	2.9%	0.7%	-4.8%		-6.5%	-5.5%
Base Rent per SF Reconciliation
Same-Property
Cash Rent per SF	$18.76	$18.68	$18.58	$18.78		$18.42	$18.43
Effects of Concessions & Contractual Rent Increases	0.57	0.34	0.51	0.52		0.67	0.67

S-L Rents per SF — Consolidated	$19.33	$19.02	$19.09	$19.30		$19.09	$19.10

Total Division
Cash Rent per SF	$18.71	$18.62	$18.52	$18.50		$17.49	$17.60
Concess. & Contract. Rent Incr.	0.58	0.44	0.56	0.56		0.90	0.73

Straight-Lined Rents per SF	19.29	19.06	19.08	19.06		18.39	18.33

Effect of Unconsolidated Assets	(0.01)	(0.01)	(0.01)	(0.00)		—	—

S-L Rents per SF — Consolidated	$19.28	$19.05	$19.07	$19.06		$18.39	$18.33

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF — Cons.	4,522	4,656	4,614	4,673		4,966	5,132

Revenue	$21,795	$22,172	$21,998	$22,265		$22,831	$23,518

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Square Feet (in 000s)
Total SF	5,192	5,194	5,169	5,305	5,215	5,696	5,695			5,696
SF — Unconsolidated Assets	(10)	(10)	(10)	(10)	(10)	(10)	(10)			(10)

SF — Consolidated Assets	5,182	5,184	5,159	5,295	5,205	5,686	5,685			5,686
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	524	272	376	301	$1,473	396	178			$574
Revenue- Enhancing	—	—	—	—	—	—	—			—
Tenant Improvements	3,220	2,058	1,373	1,976	8,627	1,143	1,947			3,090
Leasing Commissions	505	543	1,055	593	2,696	779	1,393			2,172
Admin — Division	70	5	—	—	75	9	2			11

Total	4,319	2,878	2,804	2,870	12,871	2,327	3,520			5,847
Less: Unconsolidated Assets	—	—	—	—	—	—	—			—

Total — Consolidated Assets	$4,319	$2,878	$2,804	$2,870	$12,871	$2,327	$3,520			$5,847

Capital Expenditures per SF
Regular Maintenance	$0.10	$0.05	$0.07	$0.06	$0.28	$0.07	$0.03			$0.10
Revenue- Enhancing	—	—	—	—	—	—	—			—
Tenant Improvements	0.62	0.40	0.27	0.37	1.65	0.20	0.34			0.54
Leasing Commissions	0.10	0.10	0.20	0.11	0.52	0.14	0.24			0.38

Total	0.83	0.55	0.54	0.54	2.47	0.41	0.62			1.03
Total — Consolidated Assets	$0.83	$0.56	$0.54	$0.54	$2.47	$0.41	$0.62			$1.03

Notes:

(1)	See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
    (SF & $ in 000s)

		Consolidated Assets
		% of Leased		% of
	SF	SF	Rent	Total
2004	219	4%	$3,997	4%
2005	1,029	19%	15,794	18%
2006	730	14%	13,087	15%
2007	1,037	19%	18,183	20%
2008	454	8%	7,347	8%
2009 +	1,907	35%	31,366	35%

Total Leased SF	5,376		$89,774

TENANT CONCENTRATION
    (SF in 000s)

		Consolidated Assets
			% of Total
		SF	Co. Rev
1	FISERV Solutions	282.7	1.7%
2	United HealthCare	156.5	0.9%
3	Veritas Software	146.2	0.9%
4	Healthplan Services	145.2	0.8%
5	Witness Systems	96.5	0.8%
6	Ace Insurance	98.1	0.7%
7	General Services Admin	136.8	0.6%
8	London Bridge	71.4	0.5%
9	DRS Test and Energy Mgmt	215.5	0.5%
10	HTE, Inc.	87.1	0.5%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

LEASING EXECUTION — CONSOLIDATED ASSETS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
(SF in 000s; $ per SF) Square Feet *(1)
Renewal	62.9	85.7	108.9	37.2	294.8	96.1	207.2			303.4
New	92.6	78.2	236.8	72.1	479.7	104.4	119.7			224.1
Development	17.7	41.8	102.9	9.7	172.1	13.6	3.6			17.2

Total	173.3	205.6	448.7	119.0	946.6	214.1	330.5			544.6

Annual Rent $- Straight Line
Renewal	$16.55	$18.09	$15.38	$17.26	$16.65	$17.13	$17.16			$17.15
New	15.48	14.35	15.40	16.75	15.45	14.39	17.45			16.03
Development	19.37	20.51	19.69	23.65	20.08	21.24	20.01			20.99

Total	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06	$17.30			$16.81

Annual Rent $- Cash *(2)
Renewal	$15.98	$16.32	$12.76	$16.35	$14.94	$16.82	$16.22			$16.41
New	13.39	12.06	10.95	8.82	11.28	10.94	14.53			12.86
Development	14.56	18.84	18.46	5.15	17.40	20.10	16.25			19.30

Total	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16	$15.61			$15.04

Concession $
Renewal	$0.24	$0.24	$0.83	$0.22	$0.45	$0.13	$0.10			$0.11
New	1.73	2.50	0.73	1.86	1.38	3.21	3.91			3.59
Development	0.84	1.48	6.37	—	4.26	1.27	—			1.01

Total	$1.10	$1.35	$2.05	$1.19	$1.62	$1.71	$1.48			$1.57

TI Committed $
Renewal	$5.08	$4.78	$6.05	$1.46	$4.90	$0.74	$3.97			$2.95
New	14.10	14.89	19.39	14.15	16.85	12.46	16.58			14.66
Development	28.75	29.60	40.87	23.10	35.88	27.07	25.00			26.64

Total	$12.32	$13.67	$21.08	$10.91	$16.59	$8.13	$8.76			$8.51

Leasing Commissions $
Renewal	$1.44	$1.71	$1.98	$0.60	$1.61	$0.16	$3.70			$2.58
New	3.07	3.34	6.12	8.76	5.47	3.52	5.71			4.69
Development	5.43	4.43	6.30	3.05	5.57	2.70	6.14			3.41

Total	$2.72	$2.88	$5.15	$5.74	$4.29	$1.96	$4.45			$3.47

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Cash Rents	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16	$15.61			$15.04
Concess. and Contract. Rent Incr.	1.82	1.95	3.26	6.60	3.13	1.90	1.69			1.77

Straight Line Rents	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06	$17.30			$16.81

COLONIAL PROPERTIES TRUST

Portfolio Occupancy — Office

						For Period Ending
			%
Property	Location		Own		SF - 000s	2Q03	3Q03	4Q03	1Q04	2Q04	S-P
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL			37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
901 Maitland	Orlando	FL			155.7	84.4%	87.6%	95.4%	85.1%	67.5%	S
AmSouth Center	Huntsville	AL			154.5	98.3%	99.6%	91.4%	92.2%	95.2%	S
Colonal Center at Colonnade	Birmingham	AL			421.4	97.8%	97.1%	99.1%	98.5%	99.0%	S
Colonial Center 100 at TownPark	Orlando	FL			153.6	100.0%	100.0%	100.0%	99.1%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL			154.7	LU	LU	LU	88.8%	91.3%
Colonial Center 600 at TownPark	Orlando	FL			199.6	LU	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Research Park	Huntsville	AL			133.5	82.3%	89.0%	89.0%	100.0%	100.0%	S
Colonial Center at Research Place	Huntsville	AL			272.6			100.0%	100.0%	100.0%
Colonial Center Heathrow	Orlando	FL			804.7	96.1%	94.0%	81.4%	80.7%	80.3%	S
Colonial Center Lakeside	Huntsville	AL			121.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Mansell Overlook	Atlanta	GA			654.3	84.6%	84.6%	84.6%	86.7%	91.1%	S
Colonial Plaza	Birmingham	AL			170.9	100.0%	99.7%	99.7%	99.7%	99.7%	S
Colonial TownPark Office — Lifestyle	Orlando	FL			36.8				LU	LU
Concourse Center	Tampa	FL			291.9	96.8%	92.6%	91.4%	91.2%	91.3%	S
DRS Building	Huntsville	AL			215.5				100.0%	100.0%
Emmett R. Johnson Bldg	Birmingham	AL			165.1	89.0%	88.5%	86.2%	86.6%	81.8%	S
Independence Plaza	Birmingham	AL			106.0	91.4%	96.3%	99.4%	99.4%	100.0%	S
International Park	Birmingham	AL			210.7	98.2%	97.5%	97.9%	98.2%	98.7%	S
Interstate Park	Montgomery	AL			226.9	85.6%	84.6%	84.6%	85.9%	89.9%	S
Mansell 400 Business Park	Atlanta	GA			188.9	56.7%	59.7%	50.8%	53.5%	59.6%	S
Perimeter Corporate Park	Huntsville	AL			234.7	94.3%	95.9%	93.3%	92.3%	94.3%	S
Progress Center	Huntsville	AL			224.4	98.4%	98.4%	99.1%	98.4%	95.5%	S
Riverchase Center	Birmingham	AL			304.0	78.9%	75.0%	81.4%	80.4%	84.6%	S
Shoppes at Mansell	Atlanta	GA			20.9	96.2%	100.0%	87.5%	100.0%	100.0%	S
Village at Roswell Summit	Atlanta	GA			25.5	95.1%	95.1%	84.6%	84.6%	84.6%	S
TOTAL CONSOLIDATED	26				5,685.5	91.5%	91.2%	89.4%	90.2%	90.7%
UNCONSOLIDATED PROPERTIES
Land Title Building	Birmingham	AL		33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
TOTAL UNCONSOLIDATED	1				30.0
UNCONSOLIDATED WTD FOR CLP % OWNED					10	100.0%	100.0%	100.0%	100.0%	100.0%

COLONIAL PROPERTIES TRUST

Portfolio Occupancy — Office

					For Period Ending
			%
Property	Location		Own	SF - 000s	2Q03	3Q03	4Q03	1Q04	2Q04	S-P
SOLD — LAST 5 QTRS
2100 International Park	Birmingham	AL		28.3	100.0%
TOTAL SOLD	1			28.3	100.0%
THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Colonial Financial Center	Montgomery	AL	0%	114.9
Concourse Riverchase	Birmingham	AL	0%	171.5
Grand Twin	Birmingham	AL	0%	90.2
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4
Oxmoor Tower	Birmingham	AL	0%	86.8
TOTAL MANAGED	9			1,040.6

SUMMARY
				Occupancies Weighted for CLP % Owned
Consolidated	26			5,685.5	91.5%	91.2%	89.4%	90.2%	90.7%
Unconsolidated	1			30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Subtotal — Current Portfolio	27			5,715.5	91.5%	91.2	89.4%	90.2%	90.7%

Managed	9			1,040.6
Total Owned & Managed	36			6,756.1

Sold	1			28.3	100.0%
Occupancy Total Including Sold Assets					91.5%	91.2%	89.4%	90.2%	90.7%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	23			5,322.7	90.8%	90.5%	88.9%	89.7%	90.2%
Central Business District	4			392.8	99.3%	99.7%	96.3%	96.6%	97.9%
Total Division	27			5,715.5	91.5%	91.2%	89.4%	90.2%	90.7%

Same-Property Occupancy
Same-Property Portfolio *	22			5,006.0	91.5%	91.2%	88.8%	89.3%	89.8%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED			TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,378	93.9%	1	30	100.0%	7	1,408	93.9%	5	631	12	2,039
Huntsville	AL	7	1,357	97.7%				7	1,357	97.7%			7	1,357
Montgomery	AL	2	264	91.3%				2	264	91.3%	2	158	4	423

ALABAMA		15	2,999	95.4%	1	30	100.0%	16	3,029	95.4%	7	790	23	3,819
Orlando	FL	6	1,505	82.8%				6	1,505	84.8%	2	251	8	1,756
Tampa	FL	1	292	91.3%				1	292	91.3%			1	292

FLORIDA		7	1,797	84.2%				7	1,797	85.9%	2	251	9	2,048
Atlanta	GA	4	890	84.4%				4	890	84.4%			4	890

GEORGIA		4	890	84.4%				4	890	84.4%			4	890

TOTAL		26	5,685	90.7%	1	30	100.0%	27	5,715	90.7%	9	1,041	36	6,756

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

NET OPERATING INCOME *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	35,947	34,981	35,191	39,969	146,088	35,691	35,698			71,388
Divisional Expenses	10,446	10,674	10,805	10,852	42,777	10,119	10,865			20,985

Divisional NOI	25,501	24,307	24,386	29,117	103,311	25,572	24,832			50,404

Divisional NOI Margin	70.9%	69.5%	69.3%	72.8%	70.7%	71.6%	69.6%			70.6%

growth *(4)	2.4%	-4.5%	0.1%	0.9%	-0.2%	0.3%	2.2%			1.2%

Same-Property without Terminations
Lease Terminations	(471)	(154)	(191)	(107)	(923)	(144)	(602)			(746)

Divisional NOI w/o Term.	25,030	24,153	24,195	29,010	102,388	25,428	24,230			49,658

growth w/o terminations	0.5%	-3.7%	2.3%	2.8%	0.5%	1.6%	0.3%			1.0%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.
Same-Property — Consolidated
Properties
NOI from Unconsolidated Assets	(1,811)	(1,769)	(1,727)	(2,207)	(7,514)	(1,903)	(1,737)			(3,640)

Divisional NOI — Consolidated	23,690	22,538	22,659	26,910	95,797	23,669	23,095			46,764

growth — consolidated properties						-0.1%	2.5%			1.2%
Total Portfolio
Divisional Revenues *(3)	38,836	37,450	37,571	42,947	156,805	38,556	39,030			77,586
Divisional Expenses	11,623	11,877	11,891	12,249	47,640	11,357	12,285			23,642

Divisional NOI	27,213	25,572	25,680	30,698	109,164	27,198	26,746			53,944

Divisional NOI Margin	70.1%	68.3%	68.4%	71.5%	69.6%	70.5%	68.5%			69.5%
growth	4.4%	-3.2%	-0.4%	-1.2%	-0.1%	-0.1%	4.6%			2.2%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
						Current Quarter			Year-to-Date
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	7,886	62.1%	66.6%	7,615	65.1%	1.2%	2.2%	0.7%	0.3%	-0.1%	0.5%
Shopping Centers	4,805	37.9%	33.4%	4,078	34.9%	4.5%	0.2%	5.7%	1.6%	-2.9%	2.9%

Total	12,691	100.0%	100.0%	11,693	100.0%	2.0%	1.8%	2.2%	0.6%	-0.6%	1.2%

Notes:

(1)	Includes both consolidated and unconsolidated properties. See page 10 for Reconciliation to Income Statement.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
MALLS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.29	$22.48	$22.54	$22.13		$22.26	$23.02
change	1.2%	1.3%	0.9%	1.8%		-0.1%	2.4%
Total Division *(2)	$22.21	$22.41	$22.42	$22.06		$22.15	$22.89
change	1.2%	1.3%	0.9%	-0.7%		-0.3%	2.1%
Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.25	$22.43	$22.50	$22.12		$22.25	$22.93
change	1.5%	1.5%	1.1%	2.2%		0.0%	2.2%
Total Division *(2)	$22.14	$22.32	$22.39	$22.05		$22.14	$22.81
change	1.5%	1.5%	1.1%	-0.2%		0.0%	2.2%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.25	$22.43	$22.50	$22.12		$22.25	$22.93
Effects of Concessions & Contractual Rent Increases	0.04	0.05	0.04	0.01		0.01	0.09

Straight-Line Rent per SF	22.29	22.48	22.54	22.13		22.26	23.02

Effect of Unconsolidated Assets	(0.62)	(0.60)	(0.66)	(0.10)		(0.08)	(0.85)

S-L Rents per SF (Ten<10K)— Consolidated	$21.67	$21.88	$21.88	$22.03		$22.18	$22.17

Total Division
Cash Rent per SF	$22.14	$22.32	$22.39	$22.05		$22.14	$22.81
Concess & Contract. Rent Incr.	0.07	0.09	0.03	0.01		0.01	0.08

Straight-Line Rent per SF	22.21	22.41	22.42	22.06		22.15	22.89

Effect of Unconsolidated Assets	(0.59)	(0.59)	(0.63)	(0.09)		(0.53)	(0.82)

S-L Rents per SF (Ten<10K) — Consolidated	$21.62	$21.82	$21.79	$21.97		$21.62	$22.07

To Reconcilie to Total Mall Minimum Rent
Less: Effects of Ten>10K	(11.98)	(12.26)	(12.27)	(12.50)		(11.75)	(12.51)

S-L Rents for Malls — Consolidated	9.64	9.56	9.52	9.47		9.87	9.56
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF — Consolidated	6,243	6,246	6,243	6,404		6,301	6,279

Minimum Rents	$15,045	$14,925	$14,851	$15,158		$15,540	$15,003

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
SHOPPING CENTERS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$13.48	$13.41	$13.55	$13.66		$13.70	$13.76
change	3.5%	1.8%	1.0%	0.5%		1.6%	2.6%
Total Division *(2)	$13.30	$13.21	$13.40	$14.38		$14.31	$14.58
change	2.0%	0.3%	0.6%	6.9%		7.6%	10.4%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$13.47	$13.40	$13.56	$13.66		$13.70	$13.75
change	3.4%	1.8%	1.0%	0.2%		1.7%	2.6%
Total Division *(2)	$13.30	$13.21	$13.41	$14.35		$14.28	$14.53
change	1.8%	-0.1%	0.4%	6.3%		7.4%	10.0%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$13.47	$13.40	$13.56	$13.66		$13.70	$13.75
Effects of Concessions & Contractual Rent Increases	0.01	0.01	(0.01)	—		—	0.01

Straight-Line Rent per SF	13.48	13.41	13.55	13.66		13.70	13.76

Effect of Unconsolidated Assets	(0.04)	(0.05)	(0.04)	(0.04)		(0.04)	(0.04)

S-L Rents per SF — Consolidated	$13.44	$13.36	$13.51	$13.62		$13.66	$13.72

Total Division
Cash Rent per SF	$13.30	$13.21	$13.41	$14.35		$14.28	$14.53
Concess. & Contract. Rent Incr.	—	—	(0.01)	0.03		0.03	0.05

Straight-Line Rent per SF	13.30	13.21	13.40	14.38		14.31	14.58

Unconsolidated Assets	(0.04)	(0.04)	(0.04)	(0.02)		(0.03)	(0.02)

S-L Rents per SF — Consolidated	$13.26	$13.17	$13.36	$14.36		$14.28	$14.56

To Reconcile to Total Center Minimum Rent
Less: Effects of Ten>10K	(3.87)	(4.03)	(4.27)	(5.29)		(4.68)	(5.54)

S-L Rents for Centers — Consolidated	9.39	9.14	9.09	9.07		9.60	9.02
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF — Consolidated	3,520	3,390	3,369	3,483		3,421	3,855

Minimum Rents	$8,259	$7,747	$7,657	$7,899		$8,212	$8,692

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

TENANT PERFORMANCE *(1)

	1Q03	2Q03	3Q03	4Q03	FYE'03	1Q04	2Q04	3Q04	4Q04	YTD'04
CONSOLIDATED & UNCONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	11.8%	11.7%	11.6%	11.8%		11.8%	11.6%

Gross Sales per SF *(3)
Same-Property *(4)	$268.50	$268.83	$271.36	$273.63		$278.28	$275.93
change	-1.4%	-0.5%	0.9%	2.8%		3.6%	2.6%
Total Division *(5)	$267.31	$268.49	$270.39	$270.23		$274.37	$275.56
change	-1.4%	-0.5%	0.9%	1.2%		2.6%	2.6%
CONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	11.3%	11.2%	11.1%	11.0%		10.9%	10.9%

Gross Sales per SF *(3) Same-Property *(4)	$266.94	$267.58	$271.87	$272.67		$276.90	$277.98
change						3.7%	3.9%
Total Division *(5)	$267.50	$268.02	$271.90	$272.79		$276.54	$277.43
change						3.4%	3.5%
CONSOLIDATED & UNCONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	9.9%	10.1%	10.3%	10.3%		10.2%	10.3%

Gross Sales per SF *(3)
Same-Property *(4)	$225.93	$225.38	$221.48	$224.30		$225.45	$223.81
change	1.8%	1.5%	1.5%	6.5%		-0.2%	-0.7%
Total Division *(5)	$222.31	$221.79	$218.46	$221.32		$225.45	$223.62
change	0.0%	-4.0%	-4.5%	0.8%		1.4%	0.8%
CONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	10.0%	10.0%	10.0%	10.0%		10.0%	10.2%

Gross Sales per SF *(3)
Same-Property *(4)	$224.65	$223.85	$221.87	$224.89		$225.19	$223.26
change						0.2%	-0.3%
Total Division *(5)	$232.55	$231.77	$229.97	233.49		$233.75	$223.07
change						0.5%	-3.8%

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	Includes all reporting tenants less than 10,000 square feet.

(3)	Includes all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year; excludes Parkway Place and Colonial University Village.

(5)	Total division statistics exclude properties in lease-up.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

CAPEX SUMMARY

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Square Feet (in 000s)
Total SF	11,541	11,546	11,574	11,629	11,573	11,473	12,691			12,082
SF - Unconsolidated Assets	(531)	(531)	(531)	(531)	(531)	(531)	(531)			(531)

SF - Consolidated Assets	11,010	11,015	11,043	11,098	11,042	10,942	12,160			11,551
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$621	$613	$669	$1,145	$3,048	$416	$1,126			$1,542
Revenue- Enhancing	334	929	471	734	2,468	94	713			807
Tenant Improvements	1,545	3,384	474	2,450	7,853	600	2,598			3,198
Leasing Commissions	255	347	418	868	1,888	284	705			989
Admin - Division	18	190	5	3	5 248	3	73			76

Total	2,773	5,463	2,037	5,232	15,505	1,397	5,215			6,612
Less: Unconsolidated Assets	(665)	(707)	(545)	(1,774)	(3,691)	(90)	(34)			(124)

Total - Consolidated Assets	$2,108	$4,756	$1,492	$3,458	$11,814	$1,307	$5,181			$6,488

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.05	$0.06	$0.10	$0.26	$0.04	$0.09			$0.13
Revenue- Enhancing	0.03	0.08	0.04	0.06	0.21	0.01	0.06			0.07
Tenant Improvements	0.13	0.29	0.04	0.21	0.68	0.05	0.20			0.26
Leasing Commissions	0.02	0.03	0.04	0.07	0.16	0.02	0.06			0.08

Total	0.24	0.47	0.18	0.45	1.34	0.12	0.41			0.55
Total - Consolidated Assets	$0.19	$0.43	$0.14	$0.31	$1.07	$0.12	$0.43			$0.56

Notes:
(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2004	479	4%	6,677	6%	459	4%	6,738	7%
2005	988	9%	14,353	13%	889	9%	12,423	12%
2006	1,319	12%	13,951	12%	1,282	12%	12,690	12%
2007	1,352	12%	13,612	12%	1,280	12%	11,910	12%
2008	1,019	9%	9,253	8%	963	9%	8,372	8%
2009+	6,136	54%	55,808	49%	5,545	53%	49,509	49%

Total Leased SF	11,293		113,654		10,418		101,642

TENANT CONCENTRATION
(SF in 000s)

	Total Consolidated & Unconsolidated Assets			Consolidated Assets Only
		% of Total			% of Total
	SF	Co. Rev		SF	Co. Rev
1 The Limited, Inc.	322	1.6%	1 The Limited, Inc.	245	1.2%
2 JC Penney Co., Inc.	1,309	1.1%	2 JC Penney Co., Inc.	1,187	1.0%
3 Saks Inc.	600	1.0%	3 Saks Inc.	600	1.0%
4 Publix Super Markets	253	0.6%	4 Belk, Inc.	1,000	0.6%
5 Footlocker	111	0.6%	5 Sears, Roebuck & Co	1,207	0.6%
6 Belk, Inc.	1,000	0.6%	6 Shoe Show, Inc.	123	0.5%
7 Sears, Roebuck & Co	1,363	0.6%	7 Publix Super Markets	208	0.5%
8 Shoe Show, Inc.	130	0.6%	8 Wal-Mart Stores, Inc.	307	0.5%
9 Wal-Mart Stores, Inc.	523	0.5%	9 Footlocker	99	0.5%
10 Books-A-Million	165	0.5%	10 Gap, Inc.	102	0.5%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet *(1)
Renewal	247	62	79	50	438	286	184			469
New	39	156	122	59	376	83	127			210
Development	128	167	42	25	362	77	129			207

Total	414	385	243	134	1,176	445	441			886

Annual Rent $- Straight Line
Total	$6.93	$11.35	$16.36	$18.91	$11.69	$12.89	$13.63			$13.26

Annual Rent $- Cash *(2)
Renewal	$5.32	$18.32	$15.13	$18.46	$10.43	$9.53	$11.26			$10.21
New	16.21	14.51	14.44	16.02	14.90	18.69	12.19			14.74
Development	7.01	5.68	21.76	24.04	9.28	17.95	16.89			17.29

Total	$6.87	$11.29	$15.93	$18.43	$11.51	$12.68	$13.18			$12.93

TI Committed $
Renewal	$—	$0.16	$—	$—	$0.02	$1.67	$0.03			$1.03
New	25.38	55.80	28.18	6.42	35.94	32.39	35.34			34.18
Development	89.06	1.02	19.45	7.36	34.73	6.31	51.03			34.34

Total	$29.93	$23.08	$17.51	$4.20	$22.19	$8.17	$25.23			$16.66

Leasing Commissions $
Renewal	$0.19	$0.60	$0.77	$0.42	$0.38	$0.45	$0.68			$0.54
New	2.90	4.91	3.52	2.20	3.83	4.32	1.96			2.89
Development	1.93	1.54	2.45	2.64	1.86	2.78	2.80			2.79

Total	$0.98	$2.75	$2.44	$1.62	$1.94	$1.57	$1.67			$1.62

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Cash Rents	$6.87	$11.29	$15.93	$18.43	$11.51	$12.68	$13.18			$12.93
Concessions and Contr. Rent Incr.	0.07	0.06	0.43	0.45	0.19	0.21	0.45			0.33
Straight Line Rents	$6.93	$11.35	$16.36	$18.91	$11.69	$12.89	$13.63			$13.26

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet *(1)
Renewal						286	178			463
New						78	117			195
Development						59	44			103

Total						423	339			761

Annual Rent $— Straight Line
Total						$12.42	$12.07			$12.27

Annual Rent $— Cash *(2)
Renewal						$9.53	$10.91			$10.06
New						18.88	11.85			14.66
Development						16.52	15.63			16.14

Total						$12.23	$11.85			$12.06

TI Committed $
Renewal						$1.67	$—			$1.03
New						34.19	37.55			36.21
Development						1.03	34.18			15.17

Total						$7.56	$17.41			$11.94

Leasing Commissions $
Renewal						$0.45	$0.57			$0.50
New						4.53	1.76			2.87
Development						2.57	2.75			2.65

Total						$1.50	$1.26			$1.40

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	YTD ’04
Cash Rents	$12.23	$11.85			$12.06
Concessions and Contr. Rent Incr.	0.20	0.22			0.21
Straight Line Rents	$12.42	$12.07			$12.27

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

			%	Total	Anchor	CLP	For Period Ending
Property	Location		Own	SF (000s)	Owned	SF (000s)	2Q03	3Q03	4Q03	1Q04	2Q04	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		109.6	—	109.6	67.6%	68.7%	68.7%	68.7%	68.7%	S
Brookwood Village Ctr	Birmingham	AL		88.2	—	88.2	98.3%	98.3%	93.0%	93.0%	93.0%	S
CM Bel Air	Mobile	AL		1,333.5	334.0	999.5	97.3%	97.3%	97.3%	95.1%	94.3%	S
CM Burlington	Burlington	NC		415.0	—	415.0	96.1%	94.8%	96.0%	95.8%	96.9%	S
CM Decatur	Huntsville	AL		575.9	80.9	495.0	86.3%	86.0%	87.3%	86.5%	85.7%	S
CM Gadsden	Gadsden	AL		517.0	—	517.0	98.9%	88.3%	96.5%	96.4%	96.2%	S
CM Glynn Place	Brunswick	GA		507.5	225.6	282.0	62.0%	62.8%	60.2%	60.2%	60.3%	S
CM Greenville	Greenville	NC		450.9	46.1	404.9	94.5%	94.6%	93.4%	92.9%	96.8%	S
CM Lakeshore	Gainesville	GA		518.3	—	518.3	92.1%	91.3%	92.4%	90.6%	92.0%	S
CM Macon	Macon	GA		1,446.4	682.2	764.2	92.4%	93.6%	94.4%	93.5%	93.1%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.0	96.4%	97.5%	97.5%	96.0%	99.0%	S
CM Myrtle Beach	Myrtle Beach	SC		503.9	—	503.9	77.3%	76.1%	96.4%	93.1%	93.4%	S
CM Staunton	Staunton	VA		423.3	—	423.3	80.5%	80.9%	81.3%	84.4%	84.0%	S
CM Temple	Temple	TX		555.3	109.0	446.3	83.5%	87.4%	87.9%	87.9%	87.5%	S
CM Valdosta	Valdosta	GA		398.9	73.7	325.2	92.4%	93.4%	94.6%	93.0%	97.5%	S
Colonial Brookwood Village	Birmingham	AL		602.0	232.0	370.1	91.7%	90.8%	91.0%	90.8%	93.1%	S
Colonial Shoppes Clay	Birmingham	AL		66.3	—	66.3	49.0%	49.0%	63.3%	88.2%	93.0%	S
Colonial University Village	Auburn	AL		270.5	—	270.5	92.2%	93.4%	95.1%	94.4%	86.6%
CP Beechwood	Athens	GA		339.1	—	339.1	72.9%	71.0%	74.0%	74.5%	76.2%	S
CP Burnt Store	Punta Gorda	FL		198.8	—	198.8	44.8%	44.8%	44.8%	44.8%	43.9%	S
CP Hunter’s Creek	Orlando	FL		222.1	—	222.1	50.6%	50.6%	50.6%	51.5%	50.9%	S
CP Lakewood	Jacksonville	FL		195.2	—	195.2	92.1%	91.1%	93.6%	93.6%	94.0%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	96.9%	97.1%	95.2%	96.5%	95.9%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	95.9%	95.9%	95.9%	95.9%	95.9%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	94.1%	95.2%	95.2%	98.0%	97.5%	S
CP TownPark	Orlando	FL		146.5	—	146.5			LU	LU	LU
CP Trussville	Birmingham	AL		388.3	—	388.3	99.7%	100.0%	100.0%	100.0%	100.0%	S
CP Trussville II	Birmingham	AL		35.2	—	35.2				LU	LU
CP Tutwiler Farm	Birmingham	AL		514.1	—	514.1	99.8%	100.0%	100.0%	99.6%	100.0%	S
CP Wekiva	Orlando	FL		208.6	—	208.6	96.4%	96.4%	97.8%	89.8%	87.9%	S
CP Winter Haven	Orlando	FL		197.5	—	197.5	94.6%	93.8%	93.2%	92.4%	89.8%	S
CS Bear Lake	Orlando	FL		131.6	—	131.6	93.4%	91.1%	92.5%	92.5%	92.5%	S
CS Bellwood	Montgomery	AL		88.0	—	88.0	91.2%	91.7%	89.6%	91.2%	96.7%	S
CS Inverness	Birmingham	AL		28.2	—	28.2	42.8%	42.8%	49.2%	49.2%	49.2%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	81.3%	81.3%	86.7%	79.2%	79.4%	S
CS Quaker Village	Greensboro	NC		102.4	—	102.4	92.6%	92.6%	86.4%	87.7%	87.7%	S
CS Stanly	Locust	NC		47.1	—	47.1	100.0%	82.0%	100.0%	100.0%	100.0%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	100.0%	100.0%	100.0%	100.0%	96.5%	S
Kingwood Commons	Houston	TX		164.4	—	164.4					80.4%
Old Town Shopping Ctr	Montgomery	AL		38.8	—	38.8	41.1%	48.4%	52.2%	59.4%	61.3%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	85.7%	87.3%	96.8%	98.6%	100.0%	S
Shops at Colonnade	Birmingham	AL		126.6	—	126.6	51.1%	53.9%	50.0%	50.0%	50.0%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2					85.7%

TOTAL CONSOLIDATED	43			13,455.6	2,042.0	11,413.6	87.2%	87.8%	89.5%	88.9%	88.8%

UNCONSOLIDATED PROPERTIES
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.8	98.3%	98.3%	98.1%	97.3%	98.8%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	100.0%	100.0%	100.0%	98.6%	100.0%	S
Orlando Fashion Square	Orlando	FL	50%	1,083.0	361.4	721.6	89.5%	87.6%	92.3%	89.5%	88.9%	S
Parkway Place	Huntsville	AL	45%	628.2	348.2	280.1	70.5%	79.8%	79.8%	77.3%	81.2%	S

TOTAL UNCONSOLIDATED	4			2,202.6	925.4	1,277.2

UNCONSOLIDATED WTD FOR CLP % OWNED				890.0		531.0	85.8%	87.1%	91.0%	87.4%	88.0%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

			%	Total	Anchor	CLP	For Period Ending
Property	Location		Own	SF (000s)	Owned	SF (000s)	2Q03	3Q03	4Q03	1Q04	2Q04	S-P
SOLD — LAST 5 QTRS
Bel Air Village	Mobile	AL		86.0	—	86.0	24.4%	10.6%
CP University Park I	Orlando	FL		215.6	—	215.6	81.8%	81.8%	81.8%

TOTAL SOLD	2			301.6	—	301.6	65.5%	61.5%	81.8%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

SUMMARY

				Occupancies Weighted for CLP % Owned
Consolidated	43	13,455.6	2,042.0	11,413.6	87.2%	87.8%	89.5%	88.9%	88.8%
Unconsolidated	4	2,202.6	925.4	1,277.2	85.8%	87.1%	91.0%	87.4%	88.0%

Subtotal — Current Portfolio	47	15,658.1	2,967.3	12,690.8	87.2%	87.7%	89.7%	88.9%	88.8%

Managed	4	352.3	—	352.3

Total Owned & Managed	51	16,010.4	2,967.3	13,043.1

Sold	2	301.6	—	301.6	65.5%	61.5%	81.8%

Occupancy Total Including Sold Assets					86.6%	87.1%	89.6%	88.9%	88.8%

By Property Type (Consolidated & Unconsolidated Assets)
Regional Malls	17	10,436.5	2,550.7	7,885.8	89.6%	88.9%	91.5%	90.7%	90.9%
Shopping Centers	30	5,221.6	416.6	4,805.0	82.4%	85.2%	86.2%	85.4%	85.3%

Total Division	47	15,658.1	2,967.3	12,690.8	87.2%	87.7%	89.7%	88.9%	88.8%

Same-Property Occupancy
Same-Property Portfolio *	42	14,660.4	2,967.3	11,693.1	87.0%	87.5%	89.5%	88.7%	89.1%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	8	1,617	90.8%	1	165	98.8%	9	1,782	92.9%	2	202	11	1,984
Auburn	AL	1	270	86.6%				1	270	86.6%			1	270
Huntsville	AL	1	495	85.7%	2	391	84.6%	3	886	85.4%	1	68	4	954
Madison	AL										1	82	1	82
Mobile	AL	1	999	94.3%				1	999	94.3%			1	999
Montgomery	AL	5	498	90.1%				5	498	90.1%			5	498
Gadsden	AL	1	517	96.2%				1	517	96.2%			1	517

ALABAMA		17	4,397	91.3%	3	556	86.0%	20	4,953	91.8%	4	352	24	5,305
Orlando	FL	5	906	65.7%	1	722	88.9%	6	1,628	81.8%			6	1,628
Tampa	FL	1	176	97.5%				1	176	97.5%			1	176
Jacksonville	FL	1	195	94.0%				1	195	94.0%			1	195
Punta Gorda	FL	1	199	43.9%				1	199	43.9%			1	199

FLORIDA		8	1,476	70.3%	1	722	88.9%	9	2,198	80.4%			9	2,198
Columbus	GA	1	110	68.7%				1	110	68.7%			1	110
Brunswick	GA	1	282	60.3%				1	282	60.3%			1	282
Gainesville	GA	1	518	92.0%				1	518	92.0%			1	518
Valdosta	GA	1	325	97.5%				1	325	97.5%			1	325
Athens	GA	1	339	76.2%				1	339	76.2%			1	339
Macon	GA	1	764	93.1%				1	764	93.1%			1	764

GEORGIA		6	2,338	85.9%				6	2,338	85.9%			6	2,338
Burlington	NC	1	415	96.9%				1	415	96.9%			1	415
Greensboro	NC	1	102	87.7%				1	102	87.7%			1	102
Locust	NC	1	47	100.0%				1	47	100.0%			1	47
Yadkinville	NC	1	91	96.5%				1	91	96.5%			1	91
Mount Airy	NC	1	149	99.0%				1	149	99.0%			1	149
Greenville	NC	1	405	96.8%				1	405	96.8%			1	405

NORTH CAROLINA		6	1,209	96.4%				6	1,209	96.4%			6	1,209
Myrtle Beach	SC	1	504	93.4%				1	504	93.4%			1	504

SOUTH CAROLINA		5	1,196	39.3%				5	1,196	93.4%			5	1,196
Chattanooga	TN	1	73	100.0%				1	73	100.0%			1	73

TENNESSEE		1	73	100.0%				1	73	100.0%			1	73
Dallas	TX	1	381	85.7%				1	381	85.7%			1	381
Houston	TX	1	164	80.4%				1	164	80.4%			1	164
Temple	TX	1	446	87.5%				1	446	87.5%			1	446

TEXAS		3	992	85.6%				3	992	85.6%			3	992
Staunton	VA	1	423	84.0%				1	423	84.0%			1	423

TEXAS		1	423	84.0%				1	423	84.0%			1	423

TOTAL		43	11,414	88.8%	4	1,277	88.0%	47	12,691	88.8%	4	352	51	13,043

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj'd		Proj'd			Proj'd
		2004	Growth	Growth	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2004	2004-2010	1990-2004	2004-2010	2004	1990-2004	2004-2010	May, 2004
Auburn-Opelika	AL	121.6	2.75%	1.42%	2.26%	1.36%	$42,843	0.16%	0.56%	3.5%
Birmingham-Hoover	AL	1,087.2	0.96%	0.88%	1.76%	1.08%	$68,969	1.83%	0.92%	4.3%
Decatur	AL	149.4	0.93%	1.02%	1.47%	1.03%	$59,268	1.22%	0.88%	6.2%
Gadsden	AL	103.6	0.27%	0.26%	0.98%	0.65%	$49,624	1.00%	0.89%	6.2%
Huntsville	AL	362.6	1.66%	1.22%	1.58%	1.24%	$66,172	0.85%	0.84%	4.3%
Mobile	AL	403.1	0.45%	0.37%	1.55%	0.66%	$54,678	1.27%	0.88%	5.7%
Montgomery	AL	358.2	1.22%	1.00%	1.90%	1.25%	$62,985	1.12%	0.78%	5.1%
Gainesville	FL	243.0	1.87%	1.24%	2.47%	1.43%	$55,793	1.16%	0.71%	2.3%
Jacksonville	FL	1,218.5	2.19%	1.67%	2.58%	1.69%	$69,900	1.40%	0.84%	4.7%
Orlando	FL	1,837.4	3.44%	2.32%	3.98%	2.44%	$65,192	1.18%	0.92%	4.1%
Punta Gorda	FL	158.8	2.91%	3.19%	4.67%	3.10%	$52,446	0.65%	0.85%	3.4%
Sarasota-Bradenton	FL	652.0	2.30%	2.42%	4.17%	2.71%	$77,608	1.46%	1.30%	2.8%
Tampa-St. Petersburg	FL	2,563.4	1.67%	1.42%	3.23%	1.83%	$64,238	1.74%	1.00%	3.6%
Athens	GA	176.3	2.06%	1.51%	2.53%	1.57%	$54,140	1.11%	0.80%	2.5%
Atlanta	GA	4,699.5	3.72%	1.80%	3.70%	1.68%	$83,323	2.11%	0.84%	3.9%
Augusta	GA	516.6	1.27%	0.92%	1.05%	1.06%	$59,980	0.68%	0.82%	4.6%
Brunswick	GA	97.7	1.32%	1.26%	2.03%	1.49%	$61,420	1.66%	0.64%
Columbus	GA	285.4	0.49%	0.40%	1.37%	0.91%	$62,676	2.02%	1.15%	4.3%
Gainesville	GA	156.2	4.45%	1.30%	3.96%	1.54%	$67,550	2.00%	1.10%
Macon	GA	226.9	0.68%	0.43%	1.29%	0.75%	$62,938	1.59%	0.86%	3.6%
Savannah	GA	304.9	1.26%	0.84%	1.88%	0.97%	$68,198	1.70%	0.89%	3.3%
Valdosta	GA	123.9	1.73%	1.10%	2.19%	1.21%	$52,201	1.16%	0.66%
Jackson	MS	516.8	1.09%	1.10%	2.18%	1.40%	$65,480	2.17%	0.98%	4.1%
Burlington	NC	138.6	1.97%	0.98%	1.57%	1.10%	$60,306	1.34%	0.84%
Greensboro	NC	668.0	1.65%	0.75%	1.36%	0.94%	$64,000	1.01%	0.72%	5.1%
Greenville	NC	162.4	2.17%	1.76%	2.62%	1.72%	$56,357	1.08%	0.62%	5.9%
Mount Airy	NC	73.3	1.30%	0.70%	0.90%	0.90%	$52,206	0.70%	0.70%
Raleigh-Cary	NC	899.1	4.56%	2.22%	4.11%	2.05%	$79,093	2.06%	0.45%	3.5%
Greenville	SC	587.8	1.70%	1.10%	1.74%	1.30%	$62,302	1.30%	0.90%	5.7%
Myrtle Beach	SC	215.2	3.45%	2.11%	3.73%	2.19%	$52,930	1.03%	0.76%	4.0%
Chattanooga	TN	489.6	0.92%	0.72%	1.82%	1.00%	$62,103	1.41%	0.88%	3.1%
Austin-Round Rock	TX	1,434.9	4.89%	2.97%	6.04%	3.10%	$77,408	3.25%	1.00%	4.3%
Houston	TX	5,158.5	2.57%	1.66%	2.79%	1.69%	$89,583	2.65%	0.68%	6.1%
Killeen-Temple-Fort Hood	TX	347.8	2.07%	1.40%	2.74%	1.59%	$59,104	1.70%	0.66%	4.4%
San Antonio	TX	1,850.7	2.23%	1.73%	3.39%	2.07%	$68,675	2.02%	0.87%
Staunton	VA	112.0	1.00%	0.60%	1.10%	0.60%	$56,638	0.80%	0.60%
Sunbelt States *		105,443.2	1.85%	1.36%	2.40%	1.54%	$65,379	1.73%	0.78%	4.9%
United States		294,197.3	1.28%	1.00%	1.77%	1.26%	$73,960	1.59%	0.88%	5.3%

Source:Claritas

		POPULATION			HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj'd			Proj'd
		2004	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2000	2003-2008	2003	2000-2003	2003-2008
Locust	NC	2.5	6.8%	6.2%	$59,917	5.8%	3.4%
Bluffton	SC	1.4	30.0%	14.7%	$53,927	5.8%	3.2%

*	Sunbelt States include:

Alabama, Arizona, Arkansas, Georgia, Florida, Kentucky, Louisiana, Mississippi, New Mexico, North Carolina, Oklahoma, South Carolina, Virginia, Tennessee,Texas

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.